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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Six Flags Entertainment Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SIX FLAGS ENTERTAINMENT CORPORATION
924 Avenue J East
Grand Prairie, Texas 75050

March 20, 2012

Dear Fellow Stockholder:

        It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Six Flags Entertainment Corporation, which will be held on Wednesday, May 2, 2012, at 3:00 p.m. EDT, at The Yale Club of New York City, 50 Vanderbilt Avenue, New York, New York 10017.

        The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting.

        We are pleased to be using the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders primarily over the Internet. We believe that this process should expedite stockholders' receipt of proxy materials, lower the associated costs and conserve natural resources.

        On March 20, 2012, we began mailing our stockholders a notice containing instructions on how to access our proxy materials and vote online. The notice also includes instructions on how to request a printed copy of the materials.

        Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone or by completing, signing and timely returning a proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

        On behalf of the directors, officers and employees of Six Flags Entertainment Corporation, we would like to express our appreciation for your continued support.

Sincerely,
JIM REID-ANDERSON Chairman of the Board, President and Chief Executive Officer

SIX FLAGS ENTERTAINMENT CORPORATION
924 Avenue J East
Grand Prairie, Texas 75050

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 2, 2012

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Six Flags Entertainment Corporation (the "Company") will be held on Wednesday, May 2, 2012, at 3:00 p.m. EDT, at The Yale Club of New York City, 50 Vanderbilt Avenue, New York, New York 10017, for the following purposes, all as more fully described in the accompanying proxy statement (the "Proxy Statement"):

  1.
  To elect eight directors nominated by the Company's Board of Directors and named in the Proxy Statement to serve for the ensuing year and until their respective successors are elected and qualified;

  2.
  To approve the Company's Long-Term Incentive Plan as amended to increase the number of shares available for issuance under such plan;

  3.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2012; and

  4.
  To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

        Only stockholders of record as of the close of business on March 9, 2012 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

        Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone, or by completing, signing and timely returning a proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

        We will mail a Notice of Internet Availability of Proxy Materials to stockholders of record at the close of business on March 9, 2012, other than those stockholders who previously requested electronic or paper delivery of communications from us. The Notice contains instructions on how to access an electronic copy of our proxy materials, including this Proxy Statement and our Annual Report. The Notice also contains instructions on how to request a paper copy of this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,
WALTER S. HAWRYLAK Secretary
Grand Prairie, Texas March 20, 2012

SIX FLAGS ENTERTAINMENT CORPORATION
924 Avenue J East
Grand Prairie, Texas 75050
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 2, 2012

GENERAL INFORMATION

        This Proxy Statement is being furnished to holders of common stock of Six Flags Entertainment Corporation (the "Company" or "we" or "us") in connection with the solicitation of proxies by the Board of Directors for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 2, 2012, at 3:00 p.m. EDT, at The Yale Club of New York City, 50 Vanderbilt Avenue, New York, New York 10017, and at any postponement or adjournment thereof.

Availability of Proxy Materials on Internet

        Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), the Company has elected to provide access to its proxy materials electronically via the Internet. On or about March 20, 2012, the Company will mail the Notice of Internet Availability of Proxy Materials (the "Notice") to stockholders of record as of the close of business on March 9, 2012, other than those stockholders who previously requested electronic or paper delivery of communications from us. The Notice contains instructions on how to access an electronic copy of the proxy materials, including this Proxy Statement and the Annual Report for the year ended December 31, 2011. The Notice also contains instructions on how to request a paper copy of the proxy materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of printing and distributing the proxy materials.

Quorum

        The presence of holders of record of a majority of the outstanding shares of common stock entitled to vote at the close of business on March 9, 2012 at the Annual Meeting, in person or by proxy, constitutes a quorum at the Annual Meeting. Abstention votes and broker non-votes (as described below) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

Required Vote

        With respect to Proposal 1 (election of directors), stockholders may vote FOR all or some of the nominees or stockholders may vote WITHHOLD with respect to one or more of the nominees. The eight nominees receiving the highest number of affirmative FOR votes will be elected. A vote to WITHHOLD will have no legal effect.

        With respect to Proposal 2 (approval of Long-Term Incentive Plan as amended) and Proposal 3 (ratification of independent registered public accounting firm), stockholders may vote FOR, AGAINST or ABSTAIN. Approval of Proposals 2 and 3 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting.

        If you ABSTAIN from voting on Proposal 2 (approval of the Long-Term Incentive Plan as amended) or Proposal 3 (ratification of independent registered public accounting firm), the abstention will have the same effect as an AGAINST vote.

        All properly executed proxies delivered pursuant to this solicitation and not revoked in a timely manner will be voted in accordance with the directions given and, in connection with any other business that may properly come before the Annual Meeting, in the discretion of the persons named in the proxy.

Effect of Broker Non-Votes

        A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares.

        Brokers have discretionary authority to vote on Proposal 3 (ratification of independent registered public accounting firm), and therefore no broker non-votes are expected in connection with Proposal 3.

        Brokers do not have discretionary authority to vote on Proposal 1 (election of directors) or Proposal 2 (approval of Long-Term Incentive Plan as amended), and therefore there may be broker non-votes on Proposals 1 and 2. Broker non-votes will not affect the outcome of the vote on Proposals 1 and 2 and will not be counted in determining the number of shares necessary for approval of such proposals.

        In order to minimize the number of broker non-votes, the Company encourages you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided to you by your broker, bank or other nominee.

Revocation of Proxies

        Your proxy may be revoked at any time prior to the Annual Meeting. If you provide more than one proxy, the proxy having the latest date will revoke any earlier proxy. If you attend the Annual Meeting in person, you will be given the opportunity to revoke your proxy and vote in person. If you are a stockholder of record or hold shares through a broker or bank and are voting by Internet or telephone, your vote must be received by 11:59 p.m. EDT on May 1, 2012 to be counted.

Record Date

        Only stockholders of record as of the close of business on March 9, 2012 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. As of March 9, 2012, the Company had issued and outstanding 54,262,587 shares of common stock, the Company's only class of outstanding securities entitled to vote at the Annual Meeting. Each stockholder of the Company will be entitled to one vote for each share of common stock registered in its name on March 9, 2012.

Proxy Voting Methods

        If at the close of business on March 9, 2012, you were a stockholder of record or held shares through a broker or bank, you may vote your shares by proxy on the Internet, by telephone or by mail. You may also vote in person at the Annual Meeting. For shares held through a broker or nominee, you may vote by submitting voting instructions to your broker or nominee. To reduce the Company's administrative and postage costs, we suggest that you vote on the Internet or by phone, both of which are available 24 hours a day. You may revoke your proxies at the times and in the manners described above.

        If you are a stockholder of record or hold shares through a broker or bank and are voting by Internet or telephone, your vote must be received by 11:59 p.m. EDT on May 1, 2012 to be counted.

  BY INTERNET

  •
  If your shares are registered in your name:  Go to www.envisionreports.com/SIX and follow the online instructions. You will need the 15-digit control number included on your Notice or proxy card when you access the web page.

  •
  If your shares are held in a stock brokerage account or by a bank or other nominee:  Go to www.proxyvote.com and follow the instructions that you receive from your broker, bank or other nominee.

  BY TELEPHONE

  •
  If your shares are registered in your name:  Call toll-free (800) 652-8683 and follow the recorded instructions. You will need the 15-digit control number included on your Notice or proxy card when you call.

  •
  If your shares are held in a stock brokerage account or by a bank or other nominee:  Vote your shares over the telephone by following the voting instructions that you receive from your broker, bank or other nominee.

  BY MAIL

  •
  Request a proxy card by following the instructions on your Notice.

  •
  When you receive the proxy card, mark your selections on the proxy card.

  •
  Date and sign your name exactly as it appears on your proxy card.

  •
  Mail the proxy card in the postage-paid envelope that will be provided to you.

        The granting of proxies electronically is allowed by Section 212(c)(2) of the Delaware General Corporation Law. Whether or not you attend the Annual Meeting, your vote is important. You may vote your shares by proxy on the Internet, by telephone or by completing, signing and timely returning a proxy card. You may also vote in person at the Annual Meeting.

Householding

        We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials, to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials, to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may write or email us at the following address and email address:

Six Flags Entertainment Corporation
924 Avenue J East
Grand Prairie, Texas 75050
Attention: Investor Relations
nkrejsa@sftp.com

        Stockholders who hold shares in street name through a broker, bank or other nominee may contact their broker, bank or other similar organization to request information about householding.

Solicitation of Proxies

        This proxy solicitation is being made on behalf of the Company. The expense of preparing, printing and mailing this Proxy Statement is being paid by the Company. Proxies may be solicited by directors, officers, and employees of the Company in person, by mail, telephone, e-mail or other electronic means. The Company will not specially compensate those persons for their solicitation activities.

CORPORATE GOVERNANCE

The Board of Directors

        The Company's business, property and affairs are managed under the direction of the Board of Directors of the Company (the "Board"). The Board is elected by stockholders to oversee management and to assure that the long-term interests of stockholders are being served. The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in the operating details on a day-to-day basis. The Board is advised of the Company's business through discussions with the Chief Executive Officer and other officers of the Company, by reviewing reports, analyses and materials provided to them and by participating in Board meetings and meetings of the committees of the Board.

        The Board has four regularly scheduled meetings during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. Directors are expected to attend all scheduled Board and committee meetings as well as the annual meetings of stockholders. During the year ended December 31, 2011, the Board held 6 meetings. Each of the directors of the Company attended at least 75% of the aggregate of the meetings of the Board and of the meetings of committees of the Board on which such director served. All of the directors of the Company attended the Company's annual meeting of stockholders in 2011 and the Company expects that each director nominee will attend the Annual Meeting.

        The Board only has one class of directors. As a result, all directors are elected each year by the Company's stockholders at the annual meeting. Directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors.

        Each current director of the Company was elected at the Company's annual meeting of stockholders in 2011. The Board currently has eight directors and all eight directors of the Company are being nominated by the Board at the Annual Meeting. See "Proposal 1: Election of Directors."

        Stockholders and other interested parties may contact Jon L. Luther, the Lead Independent Director, and the other non-management directors by writing to the Lead Independent Director c/o Six Flags Entertainment Corporation, 924 Avenue J East, Grand Prairie, Texas 75050.

Independence

        The Board has affirmatively determined that seven of the eight current directors, including all members of its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, are "independent" within the meaning of the Company's director independence standards as set forth in the Company's Corporate Governance Principles. These standards reflect the independence standards adopted by the New York Stock Exchange ("NYSE"). The independent directors are John W. Baker, Kurt M. Cellar, Charles A. Koppelman, Jon L. Luther, Usman Nabi, Stephen D. Owens and Richard W. Roedel.

        None of the independent directors, their respective affiliates or members of their immediate family, directly or indirectly, receive any fee or payment from the Company or its affiliates other than the director compensation described below or have engaged in any transaction with the Company or its affiliates or have any relationship with the Company or its affiliates which, in the judgment of the Board, is inconsistent with a determination that the director is independent. There is no family relationship among any of the directors or executive officers of the Company.

Corporate Governance Documents

        The Company's Corporate Governance Principles, Code of Business Conduct and Ethics, Code of Ethics for Senior Financial Management and the charters of the Board committees provide the framework for the governance of the Company.

  Corporate Governance Principles

        The Corporate Governance Principles cover, among other things, the functions of the Board, the qualifications of directors, director independence, the selection process for new directors, Board committees, compensation of the Board and the succession plan for the chief executive officer and other senior executives.

  Code of Business Conduct and Ethics

        The Company has adopted and maintains a Code of Business Conduct and Ethics that covers all directors, officers and employees of the Company and its subsidiaries. The Code of Business Conduct and Ethics requires, among other things, that the directors, officers and employees exhibit and promote the highest standards of honest and ethical conduct; avoid conflicts of interest; comply with laws, rules and regulations; and otherwise act in the Company's best interest.

  Code of Ethics for Senior Financial Officers

        The Company has also adopted and maintains a separate Code of Ethics for Senior Financial Officers that imposes specific standards of conduct on persons with financial reporting responsibilities at the Company. Each of the Company's senior financial officers is required to annually certify in writing his or her compliance during the prior year with the Code of Ethics for Senior Financial Officers.

        The Company intends to post amendments to or waivers from the Company's Corporate Governance Principles, Code of Business Conduct and Ethics and the Company's Code of Ethics for Senior Financial Officers on the Company's website at www.sixflags.com/investors. No such amendment or waiver has been made or granted prior to the date of this Proxy Statement.

Availability of Corporate Governance Documents

        The Company's Corporate Governance Principles, Code of Business Conduct and Ethics, Code of Ethics for Senior Financial Management and charters of the committees of the Board are available on the Company's website at www.sixflags.com/investors. A printed copy of each of these documents is available, without charge, by sending a written request to: Six Flags Entertainment Corporation, 924 Avenue J East, Grand Prairie, Texas 75050, Attention: Investor Relations.

 Board Committees

        The Board has designated an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The membership of the committees as of March 1, 2012 and the function of each committee are described below.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John W. Baker			X*
Kurt M. Cellar	X*+
Charles A. Koppelman	X	X
Jon L. Luther		X*
Usman Nabi			X
Stephen D. Owens		X	X
James Reid-Anderson
Richard W. Roedel	X+

*
Chairman
+
Audit Committee Financial Expert

  Audit Committee

        The Audit Committee assists the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process including review of the internal audit function, the financial reports and other financial information the Company provides to the public, the Company's systems of internal accounting, financial and disclosure controls, the annual independent audit of the Company's financial statements, the Company's legal and regulatory compliance and the Company's safety programs as established by management. In discharging its duties, the Audit Committee, among other things, has the sole authority to appoint (subject to stockholder ratification), compensate (including fee pre-approvals), evaluate and replace the Company's independent auditors and oversee their scope of work, independence and their engagement for any other services. The Audit Committee meets independently with those persons performing the Company's internal auditing function, as well as the Company's independent auditors and senior management.

        The Audit Committee held 11 meetings during 2011. A copy of the Audit Committee charter is available to stockholders on the Company's website at www.sixflags.com/investors. All members of the Audit Committee are independent within the meaning of SEC regulations. In addition, the Board has determined that Messrs. Cellar and Roedel are each qualified as an audit committee financial expert under SEC regulations and that all members of the Audit Committee have the accounting and related financial management expertise required by the NYSE. The SEC has determined that the audit committee financial expert designation does not impose on the person with that designation, any duties, obligations or other liability that are greater than the duties, obligations or liabilities imposed on such person as a member of the Audit Committee in the absence of such designation. Members of the Audit Committee may not serve on the audit committee of more than four public companies, including the Company, except that in the event such member serves on more than three public company audit committees, the Board must determine that such simultaneous service would not impair the ability of such member to serve effectively on the Company's Audit Committee. Mr. Roedel serves on the audit committees of three other public companies in addition to serving on the Company's Audit Committee. The Board determined that such service did not impair Mr. Roedel's ability to effectively serve on the Company's Audit Committee. None of the other members of the Audit Committee serve on the audit committee of more than three public companies.

  Compensation Committee

        The Compensation Committee, among other duties, (i) is responsible for establishing and reviewing the Company's overall compensation philosophy; (ii) determines the appropriate compensation levels for the Company's executive officers (which includes the review and approval of corporate goals and objectives used in determining executive officer compensation); (iii) reviews all incentive compensation and equity-based compensation plans, benefit plans and new executive compensation programs and oversees the administration of such plans; (iv) grants awards of shares or stock options pursuant to the Company's equity-based plans; and (v) reviews employee salary levels.

        The Compensation Committee may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely comprised of Compensation Committee members. No such delegation was made in 2011. In addition, the Compensation Committee has the direct responsibility for the appointment, termination, compensation and oversight of any compensation and benefit consultants retained by the Company in respect of executive compensation. In connection with establishing compensation upon emergence from bankruptcy and the selection of a new Chief Executive Officer in August 2010, the Compensation Committee retained Roskin Consulting as compensation consultants to develop a compensation proposal. The Compensation Committee has since retained Deloitte Consulting LLP to advise it in connection with ongoing compensation matters related to the Company.

        The Compensation Committee met 6 times during 2011. A copy of the written Compensation Committee charter is available to stockholders on the Company's website at www.sixflags.com/investors. The Board has determined that each member of the Compensation Committee is a "non-employee director" as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and meets the independence requirements of the NYSE and the "outside director" requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

  Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee serves, or has served, as an officer or employee of the Company. In addition, no interlocking relationship exists between the Board or the Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is responsible for recommending qualified candidates to the Board for election as directors of the Company, including the slate of directors that the Board proposes for election by stockholders at the Annual Meeting. The Nominating and Corporate Governance Committee also advises and makes recommendations to the Board on all matters concerning directorship practices, including compensation for non-employee directors, and recommendations concerning the functions and duties of the committees of the Board. The Nominating and Corporate Governance Committee developed and recommended to the Board, the Company's Corporate Governance Principles and reviews, on a regular basis, the overall corporate governance of the Company.

        The Nominating and Corporate Governance Committee met 4 times during 2011. A copy of the Nominating and Corporate Governance Committee's written charter is available to stockholders on the Company's website at www.sixflags.com/investors. All members of the Nominating and Corporate Governance Committee are independent within the meaning of the NYSE requirements.

  Executive Committee

        In addition to the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, the Board has an Executive Committee, which did not meet during 2011 and will be disbanded as of May 2, 2012. The Executive Committee serves primarily as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Executive Committee is authorized to act for the full Board on matters other than those specifically reserved by Delaware law to the Board.

  Communications with the Board of Directors

        Stockholders who wish to communicate with the Board may do so by writing to a specific director, including the Lead Independent Director, or to the entire Board at the following address: Board of Directors—Stockholder Communications, c/o Six Flags Entertainment Corporation, 924 Avenue J East, Grand Prairie, Texas 75050, Attention: Secretary. The Secretary will forward all such communications to the directors to whom they are addressed.

  Meetings of Independent Directors

        The Board schedules at least four meetings each year for the independent directors outside the presence of any member of management. The independent directors may meet in executive session at such other times as determined by the Lead Independent Director. At each executive session, the Lead Independent Director or, in his absence, one of the other independent directors will chair that executive session.

Board Leadership Structure and Role in Risk Oversight

        Currently, Mr. Reid-Anderson serves as the Company's Chief Executive Officer and as the Chairman of the Board. The Board does not have a policy on whether or not the roles of the Chief Executive Officer and Chairman should be separate. Instead, the Company's By-Laws provide that the Board may designate a Chairman. Accordingly, the Board reserves the right to vest the responsibilities of the Chief Executive Officer and Chairman in the same person or in two different individuals depending on what it believes is in the best interest of the Company. The Board has determined that the most effective leadership structure for the Company is for Mr. Reid-Anderson to serve as both Chairman and Chief Executive Officer. The Board believes that this combined role provides strong unified leadership for the Company, enhances communication between management and the Board and enables management to more efficiently execute the Company's strategic initiatives and business plans. Mr. Luther serves as the Company's Lead Independent Director. As the Lead Independent Director, Mr. Luther presides at meetings of the non-employee directors and serves as the presiding director in performing such other functions as the Board may direct, including advising on the selection of committee chairs and advising management on the agenda for Board meetings. The Board believes that there is no single Board leadership structure that would be most effective in all circumstances and therefore retains the authority to modify this structure to best address the Company's and the Board's then current circumstances as and when appropriate.

        The Company's management is responsible for identifying, assessing and managing the material risks facing the business. The Board and, in particular, the Audit Committee are responsible for overseeing the Company's processes for assessing and managing risk. Each of the Chief Executive Officer, Chief Financial Officer, General Counsel and Director of Internal Audit, with input as appropriate from other management members, report and provide relevant information directly to either the Board and/or the Audit Committee on various types of identified material financial, reputational, legal, operational, environmental and business risks to which the Company is or may be subject, as well as mitigation strategies for certain salient risks. In accordance with NYSE requirements and as set forth in its charter, the Audit Committee periodically reviews and discusses the Company's business and financial risk management and risk assessment policies and procedures with senior management, the Company's independent auditor and the Director of Internal Audit of the Company. The Audit Committee reports its risk assessment function to the full Board and the Board reviews and discusses such risks at a regularly scheduled Board meeting. The roles of the Board and the Audit Committee in the risk oversight process have not affected the Board leadership structure.

Nomination Process

  Role of the Nominating and Corporate Governance Committee

        The Board has adopted a set of Corporate Governance Principles which includes qualification criteria that the Nominating and Corporate Governance Committee uses to identify individuals it believes are qualified to become directors. In making recommendations of nominees pursuant to the Corporate Governance Principles, the Nominating and Corporate Governance Committee believes that candidates should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the stockholders. The Nominating and Corporate Governance Committee also evaluates whether a candidate has an inquisitive and objective perspective, practical wisdom and mature judgment. With respect to diversity, the Nominating and Corporate Governance Committee and the Board as a whole broadly construe diversity to mean not only diversity of race, gender and ethnicity, but also diversity of opinions, perspectives, and professional and personal experiences. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board therefore considers diversity in identifying nominees for director but does not have a separate policy directed toward diversity. In assessing whether a candidate has the appropriate time to devote to Board service, the Nominating and Corporate Governance Committee will consider the number of boards of directors on which such candidate already serves. Although candidates must be committed to serving on the Board for an extended period of time, the Board does not believe that directors should expect to be routinely renominated annually.

        After identifying the qualified individuals and conducting interviews, as appropriate, the Nominating and Corporate Governance Committee will recommend the selected individuals to the Board. The Nominating and Corporate Governance Committee uses the same process to evaluate all candidates, whether they are recommended by the Company or by one of the Company's stockholders.

        The Nominating and Corporate Governance Committee may retain a director search firm to help identify qualified director candidates.

  Candidates Proposed by Stockholders for Consideration by the Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee has a policy to consider recommendations for director candidates submitted by stockholders. A stockholder recommending an individual for consideration by the Nominating and Corporate Governance Committee must provide (i) evidence in accordance with Rule 14a-8 of compliance with the stockholder eligibility requirements, (ii) written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director and (iv) all information regarding the candidate(s) and the stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business address and principal occupation or employment during the past five years. Stockholders wishing to recommend director candidates for consideration by the Nominating and

Corporate Governance Committee should send the required information to the Secretary or Lead Independent Director, c/o Six Flags Entertainment Corporation, 924 Avenue J East, Grand Prairie, Texas 75050. In order to be considered by the Nominating and Corporate Governance Committee, nominations for directors to be elected at the 2013 annual meeting must be received no later than February 4, 2013.

  Stockholder Nominations

        The Company's Amended and Restated By-Laws permit a stockholder to nominate one or more persons for election as directors at an annual meeting if written notice of that stockholder's intent to make the nomination has been given to the Secretary of the Company not less than 90 days nor earlier than 120 days before the first anniversary of the Company's previous annual meeting. In order to be considered timely for the 2013 annual meeting, notice of a stockholder's intent to make a nomination at the 2013 annual meeting must be given to the Company no earlier than January 5, 2013 and no later than February 4, 2013. If the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, then the written notice must be given not earlier than 120 days prior to such annual meeting and not later than the later of 90 days prior to such annual meeting or the tenth day following the Company's first public announcement of such annual meeting date. In the case of an election to be held at a special meeting of stockholders, notice must be given not earlier than 120 days prior to such special meeting and not later than the later of 90 days prior to such special meeting or the tenth day following the Company's first public announcement of the date of the special meeting. The notice must include all information relating to such nominee that is required to be disclosed in a proxy statement, including, without limitation, the name and address of the nominee, and the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected. The notice must also include, as to the stockholder submitting the nomination: (i) such person's name and address; (ii) the class and number of shares of the Company's capital stock that are owned beneficially and of record; (iii) a representation that the stockholder is entitled to vote at the meeting and intends to nominate the person; and (iv) a representation as to whether the stockholder intends, or is part of a group which intends, to deliver a proxy statement or otherwise solicit proxies from stockholders. The Company may require any proposed nominee to furnish other information as the Company may reasonably require determining the eligibility of the proposed nominee to serve as a director of the Company.

 2011 NON-EMPLOYEE DIRECTOR COMPENSATION

        Annual compensation for non-employee directors (other than Mr. Nabi) for 2011 was comprised of cash compensation and equity compensation in the form of restricted stock awards. Each of these components is described in more detail below. Employee directors do not receive any compensation in connection with their director service. Mr. Nabi previously advised the Board that he did not wish to receive any director fees. Mr. James Reid-Anderson is the only employee-director and his compensation as an employee is set forth in the 2011 Summary Compensation Table. The following table provides summary compensation information for each non-employee director for the year ending December 31, 2011:

Name	Fees Earned or Paid in Cash($)	Stock Awards($)(1)	Total($)
John W. Baker	67,500	75,448	142,948
Kurt M. Cellar	78,750	75,448	154,198
Charles A. Koppelman	82,500	75,448	157,948
Jon L. Luther	93,750	75,448	169,198
Daniel C. Murphy(2)	23,334	74,975	98,309
Usman Nabi	—	—	—
Stephen D. Owens	76,250	75,448	151,698
Richard W. Roedel	70,000	75,768	145,768

(1)
The dollar value represents (a) the aggregate grant date fair value of the awards granted to directors in 2011 computed in accordance with stock-based accounting rules (Financial Standards Accounting Board ASC Topic 718) and (b) accumulated dividends in 2011. The assumptions used in the calculation of these amounts are discussed in Note 3(u) to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(2)
As described in the Company's 2011 Proxy Statement, Mr. Murphy retired as a Director upon expiration of his term at the Company's 2011 annual meeting of stockholders. In connection with Mr. Murphy's retirement and in appreciation of his strong leadership and significant contribution to the Board and the Company, on May 4, 2011, the Company granted Mr. Murphy 2,074 shares of common stock that vested immediately on the date of grant.

        The following table sets forth the aggregate number of restricted stock awards outstanding as of December 31, 2011 for each non-employee director. All of the restricted stock awards vest on May 4, 2012. Each non-employee director had only one award outstanding as of December 31, 2011 and therefore, the grant date fair value of such award is reflected in the 2011 Director Compensation Table. There are no outstanding stock option awards for any non-employee director.

Name	Total Restricted Stock Awards Outstanding (#)
John W. Baker	2,074
Kurt M. Cellar	2,074
Charles A. Koppelman	2,074
Jon L. Luther	2,074
Daniel C. Murphy	—
Usman Nabi	—
Stephen D. Owens	2,074
Richard W. Roedel	2,074

Description of Non-Employee Director Compensation

        Pursuant to the Company's Corporate Governance Principles, the Nominating and Corporate Governance Committee and the Compensation Committee, consulting with each other, are responsible for recommending to the Board compensation and benefits for non-employee directors. In discharging this duty, the committees are guided by three goals: (i) compensation should fairly pay directors for work required in a company of our size and scope; (ii) compensation should align directors' interests with the long-term interests of stockholders; and (iii) the structure of the compensation should be simple, transparent and easy for stockholders to understand. At the end of each year, the Nominating and Corporate Governance Committee reviews non-employee director compensation and benefits. The Board's non-employee director compensation policies permit the Company to award additional fees to the chairs of the Board committees and to the Lead Independent Director. In connection with the Company's emergence from bankruptcy, to determine the appropriate level of compensation for non-employee directors, the Board reviewed The National Association of Corporate Directors' Director Compensation Survey: 2009-2010, survey data and other materials provided by Frederic W. Cook & Co., Inc. and other relevant data. The Compensation Committee retained Deloitte Consulting LLP to provide advice in connection with ongoing compensation matters related to the Company including to reassess the compensation paid to non-employee directors from a corporate governance perspective.

  Cash Compensation

        The Company pays the following cash compensation to non-employee directors in quarterly payments at the beginning of each fiscal quarter.

  •
  $57,500 annual fee for service as a director;

  •
  an additional $17,500 fee for serving as the Chairman of the Audit Committee;

  •
  an additional $15,000 fee for serving as the Chairman of the Compensation Committee;

  •
  an additional $10,000 fee for serving as the Chairman of the Nominating and Corporate Governance Committee;

  •
  an additional $12,500 fee for serving as a member of the Audit Committee;

  •
  an additional $10,000 fee for serving as a member of the Compensation Committee;

  •
  an additional $7,500 fee for serving as a member of the Nominating and Corporate Governance Committee; and

  •
  an additional $20,000 fee for serving as the Lead Independent Director.

        In addition to the foregoing, the Chairman of the Search Committee, which was formed by the Board in connection with the Company's search for a new Chief Executive Officer in 2010 and disbanded in May 2011, received an additional $3,750, and each member serving on the Search Committee received an additional $1,250. The Search Committee consisted of Messrs. Owens (Chair), Cellar and Luther.

  Equity Compensation

        The Company awards time-vested (12 month) restricted stock awards to non-employee directors annually equal to $57,500 divided by the stock price on the date of grant. Beginning on May 2, 2012, the annual time-vested (12 month) restricted stock awards to non-employee directors will increase to $91,500 divided by the stock price on the date of grant. This increase in equity compensation was partially the result of an analysis prepared by Deloitte Consulting LLP that showed the Company's outside directors' equity compensation significantly lagged the peer group.

        In 2011, the Company adopted a director cash retainer deferral program under the Company's Long-Term Incentive Plan. This program allows members of the Board to elect to receive stock units under the Long-Term Incentive Plan in lieu of the cash compensation for such member's services as a director in 2012 and thereafter. The cash compensation that a director may elect to receive in stock units is only the cash compensation that the director otherwise would receive for services as a director of the Company and does not include any cash compensation for being the lead independent director, or chairman or member of any committee of the Board. The conversion of stock units into shares and the distribution of such shares under this program will occur on the first business day following the thirtieth day after a director's service as a director terminates.

PROPOSAL 1: ELECTION OF DIRECTORS

        At the Annual Meeting, eight directors are nominated for election to the Board to serve for the next year and until their respective successors are elected and qualified. Since fewer nominees are named in this Proxy Statement than the number fixed by the Company's By-laws, one vacancy remains on the Board, which the Board will seek to fill with an individual that the Board believes is best qualified to become a director in accordance with the Company's nomination process. Each nominee has consented to be named as a nominee and to serve if elected. Should any of the nominees become unable to serve as a director (which the Board does not expect), the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

Information Concerning Nominees

Name	Age As of March 1, 2012	Position(s) With The Company
John W. Baker	48	Director
Kurt M. Cellar	42	Director
Charles A. Koppelman	71	Director
Jon L. Luther	68	Director
Usman Nabi	37	Director
Stephen D. Owens	41	Director
James Reid-Anderson	52	Chairman of the Board, President and CEO
Richard W. Roedel	63	Director

        John W. Baker has served as a Director of the Company since May 2010. Since February 2009, Mr. Baker has served as Senior Vice President, Enterprise Effectiveness at Caesars Entertainment Corporation, which owns and operates over 50 casinos, hotels, and seven golf courses under several brands. In this capacity, he oversees the company's Strategic Sourcing, Continuous Improvement, Corporate Real Estate and Program Management Office activities. Mr. Baker joined Caesars Entertainment Corporation (then Harrah's Entertainment Inc.) in 2005 as the Executive Associate to the Chairman, President and CEO. Prior to that, he was President and COO of HomeGain, Inc., a national online real estate services company, and was Senior Vice President and General Manager at Wells Fargo. He also held various positions with Booz, Allen & Hamilton over a ten year period. Mr. Baker's experience in general operations management and cost reduction and restructuring from his current and prior positions and his entertainment related experience make him highly qualified to serve as a director.

        Kurt M. Cellar has served as a Director of the Company since May 2010. Since January 2008, Mr. Cellar has been the President of Corner Pocket Investors, LLC. He has also been a consultant to companies in a variety of industries as well as a private investor. From 1999 to 2008, Mr. Cellar worked for the hedge fund Bay Harbour Management, L.C. He was partner and portfolio manager from 2003 until his departure. Prior to Bay Harbour, Mr. Cellar was with the private equity firm Remy Investors. Before that, he was a strategy consultant at LEK/Alcar. He is currently a director of Aventine Renewable Energy, Home Buyers Warranty, Hawaiian Telecom, Inc., U.S. Concrete Inc. and Vertis Communications. Within the last five years, Mr. Cellar was also a member of the Board of Directors of The Penn Traffic Company, where he was a member of the Compensation Committee, and RCN Corporation, where he was a member of the Compensation and Audit Committees. Mr. Cellar is well qualified to serve on the Board based on his significant accounting and financial experience and his other public company board experience.

        Charles A. Koppelman has served as a Director of the Company since May 2010. Since 2005, Mr. Koppelman has served as Executive Chairman and Principal Executive Officer of Martha Stewart Living Omnimedia Inc. and he has served as a director of the company since 2004. Mr. Koppelman currently serves as Chairman and Chief Executive Officer of CAK Entertainment Inc., a music and entertainment business, and is a director and serves on the Compensation Committee of Las Vegas Sands. From 1990 to 1994, he served first as Chairman and Chief Executive Officer of EMI Music Publishing and then from 1994 to 1997 as Chairman and Chief Executive Officer of EMI Records Group, North America. Mr. Koppelman is also a former director of Steve Madden Ltd., and served as Chairman of the Board of that company from 2000 to 2004. Mr. Koppelman's business acumen acquired from his extensive experience with media and entertainment companies together with his branding experience make him highly qualified to serve on the Board.

        Jon L. Luther has served as a Director of the Company since May 2010. Mr. Luther served as Chief Executive Officer of Dunkin' Brands from January 2003 to January 2009 and Chairman from March 2006 to January 2009. In January 2009, he assumed the role of Executive Chairman and, in 2010, became non-Executive Chairman. Mr. Luther is on the Board of Directors of The Culinary Institute of America and also serves as Treasurer and a member of its Executive Committee. He is also currently serving as a director and member of the Compensation Committee of Brinker International as well as Chairman for the International Franchise Association and as a member of its Executive Committee. Mr. Luther brings to the Board executive leadership experience and vast business experience and expertise in the food and beverage segment as well as in brand marketing.

        Usman Nabi has served as a Director of the Company since May 2010. Mr. Nabi is a Senior Partner at H Partners Management, an investment management firm. Prior to joining H Partners in 2006, Mr. Nabi was at Perry Capital, the Carlyle Group, and Lazard Freres. Mr. Nabi is a Board Director of Global Glimpse, a nonprofit organization committed to creating global leadership opportunities for America's youth. As a Senior Partner at H Partners Management, Mr. Nabi brings to the Board a keen business and financial sense and strong investment experience especially in the leisure sector.

        Stephen D. Owens has served as a Director of the Company since May 2010. Mr. Owens is co-founder and Managing Director of Staple Street Capital, a private equity firm. Prior to founding Staple Street Capital, Mr. Owens was a Managing Director at The Carlyle Group in the firm's U.S. Buyout team. While at Carlyle, Mr. Owens co-founded the firm's Global Consumer & Retail Group, was a senior member of the firm's Global Communications & Media Group, and executed and oversaw investments in the business services and transportation sectors. Previously, Mr. Owens was a principal investor and investment banker with Lehman Brothers in their New York and Hong Kong offices. Mr. Owens' business and finance experience including helping to create value in multi-location consumer-facing businesses, qualifies him to serve on the Board.

        James Reid-Anderson has served as Chairman, President and Chief Executive Officer of the Company since August 2010. Prior to joining the Company, Mr. Reid-Anderson was an adviser to Apollo Management L.P., a private equity investment firm, commencing January 2010, and from December 2008 to March 2010 was an adviser to the managing board of Siemens AG, a worldwide manufacturer and supplier of electronics and electrical engineering in the industrial, energy and healthcare sectors. From May through November 2008, he was a member of Siemens AG's managing board and Chief Executive Officer of Siemens' Healthcare Sector, and from November 2007 through April 2008 he was the Chief Executive Officer of Siemens' Healthcare Diagnostics unit. Prior to the sale of the company to Siemens, Mr. Reid-Anderson served as Chairman, President and Chief Executive Officer of Dade Behring Inc., a company that manufactured testing equipment and supplies for the medical diagnostics industry, which he joined in August 1996. Dade Behring emerged from Chapter 11 reorganization in September 2002. He previously held roles of increasing importance at PepsiCo, Grand Metropolitan (now Diageo) and Mobil. He is a director of Stericycle, Inc., where he is a member of the Compensation Committee, and previously served as a director of Brightpoint Inc. from July through September 2010. Mr. Reid-Anderson is also a fellow of the U.K. Association of Chartered Certified Accountants. Mr. Reid-Anderson's prior experience as Chairman, President and Chief Executive Officer of Dade Behring, a restructured public company, as well as his extensive operational, international and financial background, makes him especially qualified to serve as Chairman and lead the Company to operational and financial success.

        Richard W. Roedel has been a Director of the Company since December 2010. Mr. Roedel also serves as a director of Brightpoint, Inc., IHS, Inc., Sealy Corporation, Lorillard, Inc. and Luna Innovations Incorporated. Mr. Roedel is Chairman of the Audit Committee of Sealy and Lorillard as well as a member of the Audit Committee of IHS. Mr. Roedel also serves as the Lead Independent Director of Lorillard, Non-Executive Chairman of Luna, and Chairman of the Compensation Committee of Brightpoint. He is also a director of the Association of Audit Committee Members, Inc., a not-for-profit organization dedicated to strengthening audit committees, and Broadview Network Holdings, Inc., a private company with publicly traded debt. Mr. Roedel was a director and Chairman of the Audit Committee of Dade Behring Holdings, Inc. from October 2002 until November 2007 when Dade was acquired by Siemens AG. Mr. Roedel served in various capacities at Take-Two Interactive Software, Inc. from November 2002 to June 2005, including chairman and chief executive officer. From 1971 through 2000, he was employed by BDO Seidman LLP, becoming an audit partner in 1980, later being promoted in 1990 to managing partner in Chicago and then managing partner in New York in 1994, and finally, in 1999, to chairman and chief executive officer. As a result of these and other professional experiences, Mr. Roedel has extensive experience in finance, accounting and operations and in public company board and committee practices, which make him well-qualified to serve on the Board.

Vote Required

        A plurality of the votes cast is required to elect each director. If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this Proposal 1.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE.

 AUDIT COMMITTEE REPORT

        The members of the Audit Committee have been appointed by the Board. The Audit Committee is governed by a written charter that has been approved and adopted by the Board and which will be reviewed and reassessed annually by the Audit Committee. The Audit Committee is comprised of three independent directors.

        The Audit Committee assists the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. It does so by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal controls regarding finance, disclosure, accounting, and legal compliance and (iii) the Company's auditing, accounting and financial reporting processes generally.

        Management is responsible for the preparation and integrity of the Company's consolidated financial statements. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee has independently met and held discussions with management and the independent registered public accounting firm.

        The following is the report of the Audit Committee of the Company with respect to the Company's audited consolidated financial statements for the fiscal year ended December 31, 2011.

        To fulfill its responsibility, the Audit Committee has done the following:

  •
  The Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements and management's assessment of the effectiveness of the Company's internal controls over financial reporting.

  •
  The Audit Committee has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1, AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T regarding the auditors' judgments about the quality of the Company's accounting principles as applied in its financial reporting.

  •
  The Audit Committee has received written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP's communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements and management's assessment of the Company's internal controls over financial reporting for the fiscal year ended December 31, 2011 be included in the Company's Annual Report on Form 10-K for such year for filing with the SEC.

                      THE AUDIT COMMITTEE

                      Kurt M. Cellar (Chair)
                      Charles A. Koppelman
                      Richard W. Roedel

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis below with the Company's management and, based on such review and discussion, the Committee recommended to the Board of Directors that this Compensation Discussion and Analysis be included in this Proxy Statement.

                      THE COMPENSATION COMMITTEE

                      Jon L. Luther (Chair)
                      Charles A. Koppelman
                      Stephen D. Owens

EXECUTIVE COMPENSATION

        In this Proxy Statement, we refer to the Company's Chief Executive Officer, Chief Financial Officer and the other executives named in this Proxy Statement as the "named executive officers." This section includes information regarding, among other things, the overall objectives of the Company's compensation program and elements of compensation provided by the Company.

Compensation Discussion and Analysis

Overview

        The Board believes that an experienced executive management team is critical to the long-term success of the Company. The Compensation Committee, which is comprised entirely of independent directors, with the assistance of the entire Board as appropriate, administers the Company's executive compensation program. The Compensation Committee determines the appropriate compensation levels for the Company's named executive officers, evaluates compensation plans, policies and programs, and reviews benefit plans for officers and employees.

        The Compensation Committee carefully considers feedback from the Company's stockholders regarding the Company's executive compensation program, including the results of the stockholders' advisory vote on executive compensation at the 2011 annual meeting which was approved by more than 97% of the votes cast. In accordance with the preference indicated by more than 84% of the votes cast regarding the frequency of future advisory votes on executive compensation, the Board decided that future advisory votes on executive compensation would be submitted to stockholders every three years. Accordingly, the next advisory vote on executive compensation would occur at the 2014 annual meeting of stockholders. Stockholders are invited to express their views to the Board regarding executive compensation as well as other matters as described in this Proxy Statement under the heading "Communications with the Board of Directors".

Executive Compensation Philosophy and Objectives

        The following are the objectives for the Company's executive compensation program:

  •
  Establish fair, competitive aggregate compensation, to include salary, cash bonus and long-term incentives;

  •
  Closely align the interests of management with the Company's business objectives; and

  •
  Deliver an appropriate mix of fixed and at-risk compensation that is directly related to stockholder value and the Company's overall performance.

        The Company's direct compensation program therefore consists of:

  •
  Base salary consistent with the executive's role and contributions to the Company;

  •
  Annual cash bonuses for all executives tied to the Company's and the executive's performance;

  •
  A long-term incentive compensation program used to focus executive efforts on longer-term performance that will enhance the value delivered to stockholders, including awards of stock options, restricted stock units, shares of restricted stock and other performance based equity awards; and

  •
  Perquisites and retirement benefits.

Administration of the Executive Compensation Program

        The Compensation Committee of the Board is responsible for administering the compensation program for executive officers and certain other members of senior management of the Company. The Compensation Committee's responsibilities include, but are not limited to, reviewing the Company's executive compensation philosophy and strategy, participating in the performance evaluation process for the Chief Executive Officer, setting base salary and incentive opportunities for the Chief Executive Officer and other senior executives, establishing incentive compensation and performance goals and objectives for the Company's executive officers and other eligible executives and management, and determining whether performance objectives have been achieved. The Compensation Committee also recommends to the Board, employment or consulting agreements, and severance arrangements, and approves such agreements or benefits for the named executive officers. The Board has determined that each member of the Compensation Committee meets the definition of independence under the Company's Corporate Governance Principles. The members of the Compensation Committee are not current or former employees of the Company and are not eligible to participate in any of the executive compensation programs.

        The entire Board ratified the 2011 compensation for the current Chief Executive Officer and other current executive officers named in the 2011 Summary Compensation Table.

  Management Participation

        The Company's human resources department is responsible for the ongoing management of the executive compensation program. The Senior Vice President, Administration and his staff serve as the primary management liaison to the Compensation Committee and propose compensation programs and policies to the Compensation Committee at the request of the Compensation Committee and the Chief Executive Officer. The Compensation Committee meets at least annually with the Chief Executive Officer and any other corporate officers as the Compensation Committee deems appropriate while it is determining the performance criteria and compensation levels of key executive officers. The Chief Executive Officer makes recommendations to the Compensation Committee regarding individual compensation, such as base salary changes and incentive compensation opportunities for executive officers other than himself, and also had the authority, during 2011, to make awards of a specified number of stock options to employees, in increments of up to 5,000 options per employee, without additional Compensation Committee approval. In addition, the Chief Financial Officer and his staff evaluate the financial implications of executive compensation proposals and financial performance measures in incentive compensation arrangements. The Compensation Committee regularly meets in executive session without management.

  Compensation Consultants

        The Compensation Committee has engaged Deloitte Consulting LLP to provide advice to the Compensation Committee on an ongoing basis regarding executive compensation strategy and programs, including the compensation of the Chief Executive Officer, the design of its compensation program, the compensation practices of competitors, and legislation or regulations impacting the Company's executive compensation program. Consistent with its role as independent consultants to the Compensation Committee, Deloitte Consulting LLP provides no other services to the Company. Deloitte Consulting LLP may work directly with management on behalf of the Compensation Committee, but such work is under the control and supervision of the Compensation Committee.

        In establishing the initial compensation arrangements for the Company's current named executive officers, in July 2010, the Compensation Committee reviewed competitive compensation information provided by Pay Governance, LLC for similarly situated executives. The competitive assessment included an analysis of the following components of compensation: base salary, annual incentive award opportunities, total cash compensation (sum of base salary and annual incentive awards), long-term incentive award opportunities, and total direct compensation (sum of total cash and long-term incentive awards). The market data was derived primarily from the Towers Watson's 2009 General Industry Executive Compensation Data as well as competitive data regarding the Company's closest competitor, Cedar Fair, L.P. The Compensation Committee evaluated compensation information for general industry companies as well as the Company's closest competitor because the Company competes for executive talent among a broad array of companies, both within and outside of the theme park industry. In making compensation decisions regarding executive officers generally, the Compensation Committee considered the survey data, as well as business and industry conditions, the Company's strategic business objectives, and the executive's performance and experience. The Compensation Committee believes that market compensation data should be used as a point of reference, not as the determining factor in the executive officers' compensation. Accordingly, because of the Company's emergence from bankruptcy and the importance of having an experienced management team to ensure the Company's growth in these circumstances, the Compensation Committee determined that obtaining exceptional talent was essential. The compensation arrangements for the current named executive officers reflect the result of arm's-length negotiations by the Company with the prospective candidates in connection with their hire or retention and does not correspond to a specific benchmark level of pay.

Elements of Compensation

        The elements of compensation for the named executive officers include:

  •
  Base salary

  •
  Annual incentives

  •
  Long-term incentives

  •
  Perquisites and benefits

        In setting total compensation, the Compensation Committee applies a consistent approach for all executive officers. Although the Compensation Committee has a compensation approach, as described below, the Compensation Committee exercises appropriate business judgment in how it applies the approach to the facts and circumstances associated with each executive.

  Base Salary

        Salaries are used to provide a fixed amount of compensation for an executive's work. Although initially established in each named executive officer's respective employment agreement, the salaries of named executive officers are reviewed on an annual basis, as well as at the time of a promotion or other change in responsibilities. The Compensation Committee strives to pay a base salary to attract and retain talented executive officers based on the individual's responsibilities, performance and experience, as well as internal equity, and business and industry conditions.

        Each of the named executive officers entered into an employment agreement with the Company in 2010, and their base salaries and other compensation were determined as a result of the related individual negotiations, and based on the philosophies and factors described herein. Effective as of January 10, 2011, the base salary of Mr. Petit was increased from $300,000 to $330,000, in order to recognize Mr. Petit's direct reporting relationship to the Chief Executive Officer. The following table shows the annual base salaries at the end of 2011 for the named executive officers:

Executive	Base Salary ($)
James Reid-Anderson	1,200,000
John M. Duffey	550,000
Alexander Weber, Jr.	800,000
Lance C. Balk	500,000
Brett Petit	330,000

        Other than as described above, none of the named executive officers received salary increases in 2011.

  Annual Incentives

        The Company's annual cash incentive plan closely links pay and performance by providing to all eligible full-time employees, including the named executive officers, a compensation opportunity based on the Company achieving key business plan goals. The following table shows the target bonus opportunities for the named executive officers for 2011:

Executive	Target Bonus ($)
James Reid-Anderson	120% of base salary
John M. Duffey	75% of base salary
Alexander Weber, Jr.	100% of base salary
Lance C. Balk	75% of base salary
Brett Petit	50% of base salary

        For each of the named executive officers in 2011, annual cash incentive opportunities were based on the achievement of four strategic objectives: Adjusted EBITDA (weighted 50%), net debt level (weighted 25%), guest satisfaction (weighted 12 1/2%) and success in fostering and maintaining a safe park environment (weighted 12 1/2%). Unless Adjusted EBITDA for 2011 of more than $275 million was achieved, no annual incentive would have been earned under the annual cash incentive plan regardless of the performance under the other strategic objectives. As long as Adjusted EBITDA of more than $275 million for 2011 was achieved, attainment of the weighted target bonus components is determined separately for each of the four strategic objectives. Achievement of target bonus required Adjusted EBITDA of $350 million for 2011, net debt equal to or better than budget ($796 million after adjustment for share repurchases, fees associated with the Company's debt refinance and an unusual event), 2011 guest satisfaction scores better than 2010 guest satisfaction scores and 2011 guest safety scores better than 2010 guest safety scores and a 10% reduction in workers compensation claims in comparison to the prior three year average. To the extent that Adjusted EBITDA for 2011 exceeded

$350 million, the aggregate earned bonus based on the four strategic objectives is increased up to 100% for an additional $35 million of Adjusted EBITDA achieved (and proportionately for lesser amounts of additional Adjusted EBITDA in excess of $350 million), resulting in a maximum of 200% of target bonus for $385 million of Adjusted EBITDA and full satisfaction of the other strategic objectives. The employment agreements of Mr. Reid-Anderson and Mr. Weber set forth their target bonus percentage and reference certain other annual incentive parameters. For cohesiveness within the executive team, Mr. Reid-Anderson and Mr. Weber participated in the same annual cash incentive program as the other executives. With achievement of Adjusted EBITDA of $350.3 million and achievement of full target performance with respect to the other three strategic objectives, Mr. Reid-Anderson and the other named executive officers earned approximately 101% of their target bonus under the annual cash incentive plan.

        The Compensation Committee determined an additional discretionary cash bonus, with respect to Messrs. Duffey, Weber, Balk and Petit, was appropriate based on the following factors: (i) individual performance during the year, (ii) the performance of the specific business unit or function managed by each respective named executive officer, (iii) the performance of the Company compared to plan with the resulting $350.3 million of Adjusted EBITDA, and (iv) the Company's significantly stronger financial position at year end versus prior year. Specifically, the Compensation Committee factored the following achievements for each executive: (i) Mr. Duffey's contributions to the success of the Company's debt refinancing as well as his success with investors, (ii) Mr. Weber's contributions to achieving strong operating results, (iii) Mr. Balk's contributions to the success of the Company's debt refinancing and contributions to public company filings and processes and (iv) Mr. Petit's success in obtaining price, yield, season pass and media improvements. Such discretionary cash bonuses were as follows: Mr. Duffey—$183,581, Mr. Weber—$67,400, Mr. Balk—$21,437 and Mr. Petit—$133,432. In addition, the Compensation Committee granted Mr. Reid-Anderson an award of 60,000 stock options in February 2012, in recognition of the Company's tremendous overall results for 2011.

        In February 2012, the Compensation Committee approved the following bonus awards for the named executive officers, payable upon completion of the Company's audit for 2011. The amounts paid pursuant to the annual cash incentive plan are set forth in the "Non-Equity Incentive Plan" column of the 2011 Summary Compensation Table in this Proxy Statement because such amounts were paid pursuant to the pre-established criteria under the annual cash incentive plan and the discretionary bonus amounts recognizing performance are set forth in the "Bonus" column of the 2011 Summary Compensation Table.

Executive	Target Bonus (at $350 million EBITDA)	101% of Target Bonus (at $350.3 million EBITDA)	Cash Bonus Paid
James Reid-Anderson	$1,440,000	$1,453,680	$1,453,680
John M. Duffey	$412,500	$416,419	$600,000
Alexander Weber, Jr.	$800,000	$807,600	$875,000
Lance C. Balk	$375,000	$378,563	$400,000
Brett Petit	$165,000	$166,568	$300,000

For 2012, the target bonus for Mr. Petit was increased to 62.5% of base salary to recognize Mr. Petit's direct reporting relationship to the Chief Executive Officer.

  Long-Term Incentives

        The Company's long-term incentive awards are tied to the Company's performance and the value of its common stock over several years. These awards are intended to focus the named executive officers on total stockholder return and to reward the named executive officers' contribution to the long-term growth and performance of the Company. The Compensation Committee may, from time to time, based on individual circumstances, grant additional equity incentive awards to employees, including named executive officers, due to circumstances such as outstanding performance or in connection with a promotion. The Compensation Committee also believes that it is appropriate to evaluate equity grant opportunities on a systematic basis at least annually. The Compensation Committee awards stock options or restricted stock units (or alternatively, restricted stock), or a combination thereof, based on its determination of the relative value of each form of award at the time of grant and the performance and responsibilities of each named executive officer. These awards are granted under the Company's Long-Term Incentive Plan.

  •
  Stock Options.  Existing stock options vest 25% on each of the first four anniversaries of the grant date. The stock options have a term of ten years and, in all instances, an exercise price of not less than the closing price of the Company's common stock on the date the stock options are granted. The Compensation Committee believes that stock options are appropriate because they are aligned with the long-term interests of stockholders, as the stock options have no value to the named executive officers unless the market value of the Company's common stock increases after the grant date. The Compensation Committee granted stock options to Messrs. Duffey, Weber, Balk, and Petit in August 2011 as part of a general grant to employees to provide incentives since, in most cases, it had been more than one year since the Company had awarded any options to its employees. The awards granted to Messrs. Duffey, Weber and Balk are subject to stockholder approval as described below under "Proposal 2: Approval of Long-Term Incentive Plan As Amended—New Plan Benefits."

  •
  Restricted Stock/Restricted Stock Units.  The restricted stock units generally vest 25% on each of the first four anniversaries of the grant date. The number of restricted stock units (or shares of restricted stock) granted is based on the closing price of the Company's common stock on the date of grant. Outstanding shares of restricted stock and restricted stock units receive dividends at the same rate as all other stockholders. Recipients of awards of restricted stock units do not have voting rights on such shares before the awards vest but any dividends paid are credited to a book entry account and are distributed if and when such awards vest. Recipients of awards of restricted stock have rights to dividends (subject to the same vesting requirements as the underlying shares) and have the right to vote such shares. The Compensation Committee believes that restricted stock units (or shares of restricted stock) are appropriate because they enhance the retention of the named executive officers and increase in value only if the Company's stock price increases, which is aligned with stockholders' interests.

  •
  Project 350.  In order to improve its financial position relative to its competitors, the Company established as a key business objective the achievement of annual Adjusted EBITDA of $350 million. In order to further incentivize the named executive officers to achieve this goal, in 2010, the Compensation Committee developed an equity incentive plan entitled Project 350, pursuant to which the named executive officers will be issued a restricted stock unit award if the Company achieves the Project 350 target Adjusted EBITDA by December 31, 2011.

    Project 350 restricted stock unit awards were earned over a two-year period with a target of Adjusted EBITDA of $275 million for 2010 and a target of Adjusted EBITDA of $350 million for 2011 and vest based on Adjusted EBITDA in 2012. Pursuant to the Project 350 program, Project 350 target Adjusted EBITDA for 2011 was reduced by actual Adjusted EBITDA performance for 2010 in excess of $275 million. Since the Company's actual Adjusted EBITDA in 2010 was $295 million, Project 350 target Adjusted EBITDA for 2011 was automatically reduced on a dollar-for-dollar basis from $350 million to $330 million. In accordance with the Project 350 program, the number of restricted stock units that each named executive officer is eligible to receive if the Project 350 target Adjusted EBITDA for 2011 is achieved (the "Project 350 Base Award") is adjusted relative to the adjusted target Adjusted EBITDA as follows:

Company Adjusted EBITDA	Percentage of Project 350 Base Award
Below $310 million	0%
Equal to $310 million	50%
Equal to $330 million	100%
Above $330 million	100% plus an additional amount to be determined by the Compensation Committee

    The Company's actual Adjusted EBITDA for 2011 was $350.3 million and the size of the Project 350 restricted stock units were earned and additional restricted stock units of approximately 3% were granted to reflect the Company's overperformance for the 2010 and 2011 performance years. Accordingly, the following restricted stock units were granted after completion of the Company's audit for its 2011 fiscal year on February 28, 2012 as follows:

Executive	Project 350 Base Award	Restricted Stock Units Granted
James Reid-Anderson	728,380	752,142
John M. Duffey	100,000	103,263
Alexander Weber, Jr.	100,000	103,263
Lance C. Balk	40,000	41,304
Brett Petit	40,000	41,304

    Such restricted stock units were unvested when granted and will vest upon the completion of the Company's 2012 audit (if the executive is then employed with the Company) if the Company's Adjusted EBITDA for its 2012 fiscal year is at least 97.5% of the Company's target Adjusted EBITDA of $330 million for 2011 (the "2012 Target"). If the 2012 Target is not achieved by the Company, 50% of such restricted stock units will be immediately forfeited by each executive and 50% will vest.

    The Company's Audit Committee will determine Adjusted EBITDA after reviewing the Company's audited financial statements for the applicable year. As a general matter, Adjusted EBITDA will exclude the impact of one-time or extraordinary events such as acquisitions and dispositions.

    In the event of certain terminations of a named executive officer's employment by the Company, subject to individual employment agreements, the executive will vest in the pro rata portion (based on the portion of the time vesting period the executive is employed by the Company), or for Mr. Reid-Anderson, 75% of the restricted stock units, that would otherwise have vested upon completion of the Company's 2012 audit. If certain terminations occur during the twelve-month period following certain changes in control (or in anticipation of such changes in control with respect to Mr. Reid-Anderson), the restricted stock units will 100% vest if the 2012 Target is achieved. If the named executive officer's employment is terminated due to death or disability, the restricted stock units will vest in full if the 2012 Target is achieved.

  •
  Project 500.  Largely due to the Company's substantial progress and the success of the Project 350 program in motivating the participants, the Compensation Committee determined that a similar program, entitled Project 500, would be beneficial to the Company and its employees. Project 500 provides participants with an equity incentive in the event that the Company reaches its aspirational goal of $500 million of Modified EBITDA in a calendar year (the "Project 500 Target EBITDA") by December 31, 2015. The Compensation Committee believed that Modified EBITDA (which is Adjusted EBITDA plus the interests of third parties in the Adjusted

    EBITDA of the properties that are less than wholly owned by the Company), rather than Adjusted EBITDA, was the appropriate measurement because it is the most comparable measure to other industry participants and demonstrates the full range of the Company's business. Pursuant to Project 500, the named executive officers will be issued shares of stock if the Company achieves the Project 500 Target EBITDA in calendar year 2015 or before. The Project 500 program provides management with incentive to reach the Project 500 Target EBITDA earlier by providing: (a) a 15% early achievement bonus if the Project 500 Target EBITDA is met in calendar year 2014 and (b) a 35% early achievement bonus if the Project 500 Target EBITDA is met in calendar year 2013.

    The number of shares of stock that each named executive officer is eligible to receive (the "Project 500 Base Award") is set forth below if the Project 500 Target EBITDA is first achieved in the year specified and no partial awards (as described below) were previously earned:

	Shares of Stock
Executive	2013 Early Achievement	2014 Early Achievement	2015 Achievement
James Reid-Anderson(1)	617,625	526,125	457,500
John M. Duffey	135,000	115,000	100,000
Alexander Weber, Jr.(1)	135,000	115,000	100,000
Lance C. Balk	67,500	57,500	50,000
Brett Petit	54,000	46,000	40,000

(1)
Subject to stockholder approval. See "Proposal 2: Approval of Long-Term Incentive Plan As Amended—New Plan Benefits."

    If at least $475 million of Modified EBITDA but not Project 500 Target EBITDA is achieved in calendar year 2013, 2014 or 2015, a partial Project 500 award can be achieved and any overperformance above $475 million of Modified EBITDA can be credited to the next calendar year's achievement of $475 million of Modified EBITDA for an additional partial award. A partial award in 2013 results in 75% of the 2013 Early Achievement award. A partial award in 2014 results in 50% of the 2014 Early Achievement award (unless a 2013 partial award was earned and then the partial award in 2014 is reduced to 25% of the 2014 Early Achievement award). A partial award in 2015 (not available if a partial award was earned in 2013) results in 50% of the 2015 achievement award.

    The Company's Audit Committee will determine Modified EBITDA after reviewing the Company's audited financial statements for the applicable year. As a general matter, Modified EBITDA will exclude the impact of one-time or extraordinary events such as acquisitions and dispositions.

    The value of the potential Project 500 awards is not set forth in the 2011 Summary Compensation Table because as an aspirational goal the issuance of shares of stock under the Project 500 awards is not currently considered to be probable of being earned. The grant date of any Project 500 shares will be the date that the Compensation Committee certifies the achievement of the Modified EBITDA after completion of the Audit Committee's review of the Company's audited financial statements for the applicable calendar year. To receive a grant of shares under the Project 500 award the following minimum criteria are also required: (i) the Company must have a profit for at least one of the 2013, 2014 or 2015 calendar years and (ii) unless otherwise determined by the Compensation Committee, the executive must be employed by the Company on the first day of the calendar year immediately following the calendar year during which the requisite Modified EBITDA was achieved.

  Perquisites and Benefits

        The named executive officers receive the same health and welfare and other benefits provided to other Company employees. The Company does not provide any supplemental executive retirement plans, non-qualified deferred compensation arrangements or country club memberships for any executive officer. The Company provides limited perquisites to named executive officers such as a fixed automobile and tax and legal allowance for Mr. Reid-Anderson and a housing allowance for Mr. Weber. The "All Other Compensation" column of the 2011 Summary Compensation Table sets forth these perquisites in accordance with the requirements of the SEC. The Compensation Committee intends to review the Company's policies on executive officer perquisites on an annual basis.

        The Company has a contributory 401(k) Plan available to regular employees of the Company who meet the age and service requirements. The Company makes matching contributions. In 2011, the Company matched 50% of the first 6% of salary contributions made by employees with at least one year of service, including the named executive officers (subject to tax law limits). The matching contribution for 2012 will be 100% of the first 3% of salary contributions and 50% of the next 2% of salary contributions made by employees (subject to tax law limits).

        In December 2010, the Company established an employee stock purchase plan, which is made available to substantially all of the Company's employees, and allows participants to acquire the Company's common stock at a discount price. The employee stock purchase plan was approved by stockholders at the Company's previous annual meeting in May 2011. The purpose of the plan is to encourage employees at all levels to purchase stock and become stockholders. The plan allows participants to buy the Company's common stock at a 10% discount to the lower of the market value of the common stock at the beginning or end of each successive six-month offering period. Under applicable tax law, no plan participant generally may purchase more than $25,000 in market value (based on the market value of the Company's common stock on the first trading day of each offering period) of the Company's common stock in any calendar year.

  Dividend Equivalent Rights

        In connection with the Company's significantly increased dividend declaration in February 2012, the Compensation Committee determined to grant holders of the Company's unvested stock options and Project 500 awards with dividend equivalent rights ("DERs"). The DERs are intended to provide holders of all such equity awards with protection against the dilution inherent as a result of the enhanced dividend. The stock option DERs issued to the named executive officers provide for issuance of shares of stock to holders of unvested stock options in a value equal to any dividends declared on the common stock from the date of the DER issuance through the date of option vesting. Similarly, the Project 500 DERs provide for issuance of shares of stock in a value equal to any dividends declared on the common stock from the date of the DER issuance through the date shares, if any, are earned under Project 500. The Compensation Committee believes that the use of DERs was necessary to keep the executives aligned with stockholders as a significant part of the Company's total stockholder return will be in the form of dividends.

  Compensation Upon Termination of Employment

        In addition to short- and long-term compensation, the Company believes it is important to provide certain of the executive officers with competitive post-employment compensation. Post-employment compensation consists primarily of two types—severance pay and benefits continuation. Under their respective employment agreements, the named executive officers are entitled to receive these benefits in the event of specified terminations of employment and as a consequence of a change in control. Those benefits are intended to provide the executives with a measure of financial support if their employment is terminated in certain circumstances through no fault of their own. The enhanced and accelerated benefits offered in connection with a change in control are designed to support the following business objectives:

  •
  Enhance the Company's value in a consolidation transaction by helping retain and stabilize the management team during periods of uncertainty.

  •
  Preserve the objectivity of the Company's management team if they are negotiating and executing a consolidation transaction.

  •
  Keep the management team focused on the Company's business instead of their personal financial situation.

        The Company believes that these benefits are important considerations for its executive officer compensation package, as they afford a measure of financial security in the event of certain terminations of an executive officer's employment and also enable the Company to secure their cooperation following termination. The Company elects to provide post-employment compensation to the executive officers on a case-by-case basis as the employment market, the qualifications of potential employees and the Company's hiring needs dictate. The Company does not provide an excise tax gross-up in the event of a termination due to a change in control. See "Potential Payments Upon Termination" for additional information on separation payments and benefits for the named executive officers.

Tax and Accounting Impact and Policy

        The financial and income tax consequences to the Company of individual executive compensation elements are important considerations for the Compensation Committee when analyzing the overall design and mix of compensation. The Compensation Committee seeks to balance an effective compensation package for the executive officers with an appropriate impact on reported earnings and other financial measures.

        In making compensation decisions, the Compensation Committee considered that Section 162(m) of the Code, disallows a federal income tax deduction for compensation in excess of $1 million per year to any covered executive. Under Section 162(m), certain categories of compensation are excluded from the $1 million limit if required conditions are met. The principal exclusion is for qualified performance-based compensation. From time to time, in order to ensure competitive levels of compensation for the senior executives, the Compensation Committee approves compensation, including performance-based compensation, that is not deductible under Section 162(m). Loss of the federal income tax deduction does not result in a current federal income tax liability, however, because the Company has substantial federal income tax net operating loss carryforwards.

Other Policies

        The Compensation Committee does not employ any form of wealth tally; it believes that grants to executives should be made based on individual and Company performance factors and market compensation conditions at the time of grant, as described herein, and that it is in the interests of the Company's stockholders that executives not be penalized for their past successes.

        The Compensation Committee also does not have any specific "clawback" policy but intends to adopt one in conformity with the requirements of any final rules issued by the SEC. All performance-based grants are made following receipt of the Company's annual audited financials. Under Section 304 of Sarbanes-Oxley, if the Company is required to restate its financials due to material noncompliance with any financial reporting requirements as a result of misconduct, Mr. Reid-Anderson and Mr. Duffey must reimburse the Company for (i) any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and (ii) any profits realized from the sale of securities during those 12 months.

        In addition, the Company does not set any stock purchase or ownership requirements for its executives; the Compensation Committee believes that the cash and equity incentive grants provided to the Company's executive officers appropriately incentivizes them without any additional requirements. The Company believes that the significant amount of equity held by the named executive officers, both vested and unvested, aligns management's interests with the interests of the Company's stockholders.

Compensation Policies and Risk Management Practices

        The Compensation Committee has reviewed the Company's policies and practices for all of the Company's employees, including non-executive officers, and determined that the policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee believes that the design of the Company's annual cash and long-term equity incentives provides an effective and appropriate mix of incentives to help ensure the Company's performance is focused on long-term stockholder value creation and does not encourage the taking of short-term risks at the expense of long-term results. The Company has discretion to reduce bonus payments (or pay no bonus) based on individual performance and any other factors it may determine to be appropriate in the circumstances.

2011 Summary Compensation Table

        The following table summarizes the compensation paid by the Company to (i) the Company's Chief Executive Officer, (ii) the Company's Chief Financial Officer, and (iii) the Company's other three most highly compensated executive officers serving as such at the end of the fiscal year ended December 31, 2011.

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Stock Awards ($)(2)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
James Reid-Anderson	2011	1,200,000	—	149,997	—	1,453,680	37,230	2,840,907
Chairman, President and Chief Executive	2010	447,692	—	4,660,175	10,670,782	824,952	160,376	16,763,977
Officer
John M. Duffey	2011	550,000	183,581	—	—	416,419	—	1,150,000
Chief Financial Officer	2010	167,115	36,675	857,374	2,704,500	193,325	—	3,958,989
Alexander Weber, Jr.	2011	800,000	67,400	—	—	807,600	60,570	1,735,570
Chief Operating Officer	2010	493,077	92,536	696,228	2,374,501	757,464	60,749	4,474,555
Lance C. Balk	2011	500,000	21,437	—	—	378,563	—	900,000
General Counsel	2010	151,923	34,250	800,200	1,442,400	175,750	—	2,604,523
Brett Petit	2011	328,846	133,432	—	537,420	166,568	—	1,166,266
Senior Vice President, Marketing	2010	155,769	37,895	725,000	927,800	117,105	159,660	2,123,229

(1)
Certain named executive officers were hired during 2010 and therefore show 2010 compensation for less than a full year of employment. The following are the start dates for each named executive officer who was hired during 2010:

James Reid-Anderson	August 12, 2010
John M. Duffey	September 7, 2010
Alexander Weber, Jr.	May 11, 2010
Lance C. Balk	September 7, 2010
Brett Petit	June 21, 2010
(2)
The dollar amount represents the aggregate grant date fair value of the restricted stock and restricted stock unit awards granted in 2011 computed in accordance with the stock-based accounting rules (Financial Standards Accounting Board ASC Topic 718). The assumptions used in the calculation of these amounts are discussed in Note 3(u) to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011. With respect to the potential restricted stock units that could be granted under the Project 500 program, the value cannot be determined until the Project 500 restricted stock units are granted, which will only occur if the specified targets are met, as determined after completion of the Company's audit for the applicable year. Under the Project 500 program, each executive officer has a target number of restricted stock units, which may be issued if the Company achieves the Project 500 target EBITDA in calendar year 2015 and a higher number of restricted stock units if the Project 500 target EBITDA is achieved in 2013 or 2014. Partial achievement awards are available. For informational purposes, assuming the highest level of performance for a determinable award under the Project 500 awards, calculated by multiplying the closing price of the Company's common stock on the date the executive officers started to participate in the Project 500 program by the number of Project 500 award shares issuable upon achievement of the 2013 Early Achievement, the value is $4,584,600, $2,292,300, and $1,833,840, for Messrs. Duffey, Balk and Petit, respectively. See "—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentives" for a description of the

  Project 500 program. In 2011, the Compensation Committee granted Mr. Reid-Anderson an award of approximately $150,000 of common stock, in addition to his cash incentive compensation, in recognition of the Company's tremendous overall results for 2010.

(3)
The dollar amount represents the aggregate grant date fair value of the awards granted computed in accordance with the stock-based accounting rules (Financial Standards Accounting Board ASC Topic 718). The assumptions used in the calculation of these amounts are discussed in Note 3(u) to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(4)
The following table sets forth the compensation elements for 2011 of the "All Other Compensation" column (where the aggregate value for the particular individual exceeds $10,000):

Executive	Car Allowance ($)(a)	Tax/Legal Fees ($)		Housing Allowance ($)(b)	Life Insurance Premiums ($)	401(k) Match(c)	Total
James Reid-Anderson	12,000	15,000	(d)	—	2,880	7,350	37,230
Alexander Weber, Jr.	—	—		52,500	720	7,350	60,570

(a)
Mr. Reid-Anderson is entitled to a fixed automobile allowance of $1,000 per month pursuant to his employment agreement.

(b)
Pursuant to Mr. Weber's employment agreement, as amended, he was entitled to a housing allowance of $7,500 per month for housing in the Grand Prairie, Texas area through July 2011.

(c)
The Company matched 50% of the first 6% of salary contributions (subject to tax law limits).

(d)
Mr. Reid-Anderson is entitled to a fixed tax and legal allowance of $15,000 per calendar year pursuant to his employment agreement.

Description of Employment Agreements of Named Executive Officers

        In 2010, the Company entered into employment agreements with each of the current named executive officers. Except for Mr. Weber's employment agreement, the employment agreements do not specify a definitive term of service for the named executive officers. Mr. Weber's employment agreement provides for his continued employment with the Company during the four year period expiring on May 11, 2014, unless sooner terminated. Mr. Weber's employment agreement also provides that the term will automatically extend for additional one year periods unless either party provides written notice of non-renewal to the other party at least sixty days prior to the end of the term. See "—Compensation Discussion and Analysis—Elements of Compensation" for additional information on the compensation of the named executive officers pursuant to their respective employment agreements. For a description of separation or change of control payments and benefits provided by these employment agreements, see "Potential Payments Upon Termination" in this Proxy Statement.

2011 Grants of Plan-Based Awards

        The following table provides information on equity and non-equity awards granted in 2011 to each of the named executive officers. Certain awards were granted in 2011 to the executives that are subject to stockholder approval and, pursuant to SEC rules, are not set forth in the below table. See "Proposal 2: Approval of Long-Term Incentive Plan As Amended—New Plan Benefits" for more information about these awards.

Name	Grant Date		Threshold ($)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1) Target ($)	Maximum ($)	Threshold (#)	Estimated Future Payouts Under Equity Incentive Plan Awards(2) Target (#)	Maximum (#)	All Other Stock Awards: No. of Shares of Stock or Units(#)	All Other Option Awards: No. of Securities Underlying Options (#)	Exercise or Base Price of Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
James Reid-Anderson	—			1,440,000	2,880,000	—	—	—	—	—	—	—
	2/25/11		—	—	—	—	—	—	4,848	—	—	149,997
John M. Duffey	—		—	412,500	825,000	—	—	—	—	—	—	—
	8/30/11	(2)	—	—	—	50,000	100,000	135,000	—	—	—	—
Alexander Weber, Jr.	—		—	800,000	1,600,000	—	—	—	—	—	—	—
Lance C. Balk	—		—	375,000	750,000	—	—	—	—	—	—	—
	8/30/11	(2)	—	—	—	25,000	50,000	67,500	—	—	—	—
Brett Petit	—		—	165,000	330,000	—	—	—	—	—	—	—
	8/30/11	(2)	—	—	—	20,000	40,000	54,000	—	—	—	—
	8/24/11		—	—	—	—	—	—	—	39,000	33.62	537,420

(1)
See "—Compensation Discussion and Analysis—Elements of Compensation—Annual Incentives" for details regarding the annual incentive. Because of Mr. Reid-Anderson's participation in the general executive annual cash incentive plan for 2011, the 50% of base salary minimum bonus opportunity set forth in Mr. Reid-Anderson's employment agreement was not applicable during 2011.

(2)
The date executive officers started to participate in the Project 500 program with a target number of shares of stock that could be earned is set forth under the "Grant Date" column. The value on such date is treated as zero because on such date the shares of stock under the Project 500 awards were not considered to be probable of being earned. Such number does not reflect the value of shares of stock that the executive officer may receive under the Project 500 program or the accounting expense to the Company of such shares of stock that may be granted. Any shares of stock under the Project 500 awards will only be granted after completion of the Company's audit for the applicable years if the specified targets are met. Under the Project 500 program, each executive officer has a target number of shares of stock, which may be issued under the Long-Term Incentive Plan if the Company achieves the Project 500 Target EBITDA in calendar year 2015 and a higher number of shares of stock if the Project 500 Target EBITDA is achieved in 2013 or 2014. Partial achievement awards are available. See "—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentives" for a discussion of Project 500.

(3)
The Company pays cash dividends on restricted stock and restricted stock units, in each case, in the same amount that cash dividends are paid on shares of the Company's common stock. No dividends are paid on unvested restricted stock or restricted stock units, however, dividends accumulate and are paid on or about the time that the shares of common stock underlying the restricted stock or restricted stock units are delivered.

 2011 Outstanding Equity Awards at Fiscal Year-End

        The following table provides information on the total outstanding equity awards as of December 31, 2011 for each of the named executive officers:

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units Or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
James Reid-Anderson	—	—	—	—	—	—		—	728,380	30,038,391
	8/12/10	164,190	1,092,572	—	15.995	8/12/20	—	—	—	—
	8/12/10	—	—	—	—	—	109,257	4,528,703	—	—
John M. Duffey	—	—	—	—	—	—	—	—	100,000	4,124,000
	—	—	—	—	—	—	—	—	100,000	4,124,000
	9/7/10	75,000	225,000	—	20.005	9/7/20	—	—	—	—
	9/7/10	—	—	—	—	—	32,144	1,332,369	—	—
Alexander Weber, Jr.	—	—	—	—	—	—	—	—	100,000	4,124,000
	8/6/10	42,856	128,572	—	17.50	8/6/20	—	—	—	—
	8/6/10	—	—	—	—	—	32,144	1,332,369	—	—
	9/7/10	32,142	96,430	—	20.005	9/7/20	—	—	—	—
Lance C. Balk	—	—	—	—	—	—	—	—	40,000	1,649,600
	—	—	—	—	—	—	—	—	50,000	2,062,000
	9/7/10	40,000	120,000	—	20.005	9/7/20	—	—	—	—
	9/7/10	—	—	—	—	—	30,000	1,243,500	—	—
Brett Petit	—	—	—	—	—	—	—	—	40,000	1,649,600
	—	—	—	—	—	—	—	—	40,000	1,649,600
	8/6/10	20,000	60,000	—	17.50	8/6/20	—	—	—	—
	8/6/10	—	—	—	—	—	15,000	621,750	—	—
	9/7/10	10,000	30,000	—	20.005	9/7/20	—	—	—	—
	9/7/10	—	—	—	—	—	15,000	621,750	—	—
	8/24/11	—	39,000	—	33.62	8/24/21	—	—	—	—

(1)
The stock options awarded to all of the named executive officers vest 25% on each anniversary of the grant date with acceleration upon certain events as discussed in "Potential Payments Upon Termination of Current Named Executive Officers."

(2)
The restricted stock units vest 25% on each anniversary of the grant date with acceleration upon certain events. Mr. Reid-Anderson's shares of restricted stock vested 50% on the date of grant and the remainder vests 25% on each anniversary of the grant date with acceleration upon certain events as discussed in "Potential Payments Upon Termination of Current Named Executive Officers."

(3)
The market value is based on (a) the closing price of the Company's common stock on December 30, 2011 of $41.24 multiplied by the number of shares and (b) the amount of accumulated dividends, as applicable.

2011 Option Exercises and Stock Vested

        The following table provides information regarding options exercised and stock vested for the named executive officers during 2011:

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
James Reid-Anderson	200,000	3,203,000	(2)	41,267	1,341,408
John M. Duffey	—	—		10,714	344,562
Alexander Weber, Jr.	—	—		10,714	322,170
Lance C. Balk	—	—		10,000	321,600
Brett Petit	—	—		10,000	311,150

(1)
The amount was calculated based on the fair market value of the Company's common stock on the vesting date (or the next trading day if the vesting date was not a trading day). The fair market value is determined based on the closing price of the Company's common stock on the applicable date and accumulated dividends.

(2)
The amount was calculated based on the difference between the market price of the Company's common stock on the date of exercise and the exercise price.

Potential Payments Upon Termination

        All of the current named executive officers have provisions in their employment agreements providing for separation payments and benefits upon certain types of termination of employment.

  Payments Upon Death or Disability

        Upon a named executive officer's termination of employment, such executive is generally entitled to unpaid earned salary, earned but unpaid bonus and unpaid benefits. In addition, in the event of termination of the named executive officer's employment due to death or disability such executive other than Mr. Weber would be entitled to receive (i) a pro rata portion of the annual bonus that would otherwise have been paid to such executive if his employment had not so terminated (a "Pro Rata Bonus"); and (ii) immediate vesting of all time-vested options, restricted stock, restricted stock units and other time-vested equity-based incentive awards then held by such executive (excluding any awards issued pursuant to the Company's Project 350 program and Project 500 program) (collectively, "Time-Vested Awards"), with all outstanding options remaining exercisable for the shorter of their originally scheduled respective terms and one year following the executive's date of termination. In the event of termination of Mr. Weber's employment due to death or disability such executive would be entitled to receive (i) a Pro Rata Bonus and (ii) immediate vesting of all options, restricted stock, restricted stock units and other equity-based incentive awards (excluding any awards issued pursuant to the Company's Project 350 program and Project 500 program) then held by Mr. Weber, with all outstanding options remaining exercisable for their originally scheduled term. If an executive's employment is terminated due to death or disability after the grant of the Project 350 award, the Project 350 award will vest in full if the 2012 Target is achieved.

        Furthermore, in the event of termination of the employment of Messrs. Duffey, Balk, or Petit due to disability, such executive would be entitled to a lump sum payment of an amount equal to the sum of such executive's base salary and target bonus for the year of termination. In the event of termination of Mr. Weber's employment due to disability, he would be entitled to receive an amount equal to the sum of such executive's base salary and target bonus for the year of termination, which would be paid in equal installments over the one-year period following termination. In the event of termination of the employment of Mr. Reid-Anderson due to disability, he would also be entitled to a lump sum payment of an amount equal to twice the sum of his base salary and target bonus for the year of termination.

  Termination Without Cause or For Good Reason

        If the Company terminates Mr. Reid-Anderson's employment without "cause" (as defined below) or he terminates his employment for "good reason" (as defined below), Mr. Reid-Anderson would be entitled to receive, in addition to accrued payments and benefits, (i) a Pro Rata Bonus; (ii) a lump sum payment in an amount equal to twice the sum of (X) Mr. Reid-Anderson's base salary and (Y) target bonus for the year of termination; (iii) continued health care and life insurance coverage for a period of twenty-four months from the date of termination or until executive receives comparable coverage from a subsequent employer on the same basis as such coverage is made available to other executives; and (iv) immediate vesting of the greater of (X) the unvested Time-Vested Awards that are scheduled to vest in the twelve-month period following executive's date of termination and (Y) 75% of the unvested component of each outstanding Time-Vested Award, with all vested options remaining exercisable for the shorter of their originally scheduled term and one year following the date of termination. If Mr. Reid-Anderson's employment is so terminated before and with the cooperation of the acquirer or merger partner in a "change in control" (as such term is defined in his employment agreement) in anticipation of a change in control or on or during the twenty-four month period following a change in control, all of Mr. Reid-Anderson's Time-Vested Awards will fully vest.

        In the event that the Company terminates Mr. Weber's employment without "cause" (as defined below) or Mr. Weber terminates his employment for "good reason" (as defined below) or he terminates his employment with the Company during the 10-day period following expiration of the term due to the Company delivering a non-renewal notice, Mr. Weber would be entitled to receive, in addition to accrued payments and benefits, (i) payment in an amount equal to the sum of (X) his base salary and (Y) target bonus for the year of termination, such amount to be paid in equal installments over the one-year period following termination; (ii) continued health care and life insurance coverage for a period of twelve months from the date of termination or until executive receives comparable coverage from a subsequent employer on the same basis as such coverage is made available to other executives; and (iii) immediate vesting of the greater of (X) the unvested equity awards that are scheduled to vest in the twelve-month period following executive's date of termination and (Y) 50% of the unvested equity awards then held by Mr. Weber, with all vested options remaining exercisable for the shorter of their originally scheduled term and one year following the date of termination. If Mr. Weber's employment is so terminated before and with the cooperation of the acquirer or merger partner in a "change in control" (as such term is defined in his employment agreement) or during the twenty-four month period following a change in control, all of Mr. Weber's equity awards other than pursuant to the Company's Project 350 program and Project 500 program then held by him will fully vest, and all outstanding options will remain exercisable for their originally scheduled term.

        Messrs. Duffey, Balk, and Petit would be entitled to receive, in addition to accrued payments and benefits, (i) a Pro Rata Bonus; (ii) a lump sum payment in an amount equal to the sum of (X) executive's base salary and (Y) target bonus for the year of termination; (iii) continued health care coverage for a period of eighteen months from the date of termination or until executive receives comparable coverage from a subsequent employer on the same basis as such coverage is made available to other executives; (iv) immediate vesting of the unvested Time-Vested Awards that are scheduled to vest in the twelve-month period following executive's date of termination, with all vested options remaining exercisable for the shorter of their originally scheduled term and one year following the date of termination; and (v) executive outplacement services as reasonably determined by the Company. If the Company terminates the employment of Messrs. Duffey, Balk, or Petit without "cause" (as defined below) or if such executive terminates his employment for "good reason" (as defined below) before, on or within two years after or in anticipation of a change in control (as such term is defined in their respective employment agreements), instead of (ii) above, such executive will be entitled to a lump sum payment in an amount equal to twice the sum of (X) executive's base salary and (Y) target bonus for the year of termination and instead of (iv) above, all Time-Vested Awards will fully vest.

        If, after the grant of Project 350-related restricted stock units (completion of the Company's 2011 audit), the Company terminates an executive's employment without Cause or if the executive terminates employment for Good Reason, the executive will vest in the pro rata portion (based on the portion of the time vesting period the executive is employed by the Company), or for Mr. Reid-Anderson, 75% of such restricted stock units that would otherwise have vested upon completion of the Company's 2012 audit. If after the grant of Project 350-related restricted stock units, such terminations occur during the twelve-month period following certain changes in control (as well as in anticipation of such changes in control with respect to Mr. Reid-Anderson), such restricted stock units will 100% vest if the 2012 Target is achieved.

        "Cause" is generally defined under the employment agreements for Messrs. Duffey, Weber, Balk and Petit as follows:

  •
  executive's continued failure (except where due to physical or mental incapacity) to endeavor in good faith to substantially perform his duties;

  •
  executive's material malfeasance or gross neglect in the performance of his duties;

  •
  executive's conviction of, or plea of guilty or nolo contendere to, a misdemeanor involving moral turpitude or a felony;

  •
  the commission by the executive of an act of fraud or embezzlement against the Company or any affiliate constituting a crime;

  •
  executive's material breach of any material provision of his employment agreement (as determined in good faith by the Board) that is not remedied within fifteen days after (i) written notice from the Company specifying such breach and (ii) the opportunity to appear before the Board;

  •
  executive's material violation of a material Company policy that causes demonstrable damage to the Company, which damage is not insignificant;

  •
  executive's continued failure to cooperate in any audit or investigation involving the Company or its affiliates or its or their financial statements or business practices that is not remedied within fifteen days of written notice from the Company specifying such failure; or

  •
  executive's actual gross misconduct that the Board determines in good faith adversely and materially affects the business or reputation of the Company.

        "Good reason" is defined under the employment agreements for the named executive officers to mean the occurrence, without such executive's express written consent, of:

  •
  a material diminution in the executive's employment duties, responsibilities or authority, or the assignment to executive of duties that are materially inconsistent with his position;

  •
  any reduction in base salary or target bonus (or maximum bonus in the case of Mr. Weber and minimum bonus or maximum bonus in the case of Mr. Reid-Anderson); or

  •
  any material breach by the Company of the compensation or indemnification provisions of the executive's employment agreement.

        Additionally, the definition of good reason in Mr. Reid-Anderson's employment agreement includes the following circumstances: (i) removal of him as President or Chief Executive Officer of the Company or an adverse change in his reporting obligations and (ii) the failure of the Company to nominate him for election as a member of the Board or the failure to appoint him as Chairman of the Board while he is a member of the Board or the failure of the Company's stockholders to elect him to the Board once nominated.

        An executive's employment may terminate for "good reason" only if (i) within 90 days (30 days in the case of Mr. Weber) of the date executive has actual knowledge (or reasonably should have actual knowledge in the case of Mr. Weber) of the occurrence of an event of "good reason", he provides written notice to the Company specifying such event, (ii) the Company does not cure such event within 10 business days (5 business days in the case of Mr. Reid-Anderson) of such notice if the event is nonpayment of an amount due to executive, or within 60 days of such notice for other events (or in the case of Mr. Weber, the Company does not cure such event within 60 days of such notice) and (iii) executive terminates executive's employment within 30 business days (15 business days in the case of Mr. Weber) of the end of such cure period.

  Potential Payments Upon Termination of Employment or Change in Control

        The table below illustrates payments that would be made to a current named executive officer if his employment terminates due to a termination for death or disability, for cause, without cause or for good reason. The table only details additional incremental payments that would be owed by the Company to the executive beyond what the named executive officer has already earned. The amounts shown and discussed in this section assume that a termination was effective as of December 31, 2011 and assume there is no earned but unpaid base salary, annual bonus or expenses at the time of termination.

	Cash Severance Payments ($)(1)	Early Vesting of Restricted Stock ($)(2)	Early Vesting of Stock Options ($)(3)	Benefit Continuation / Outplacement Services ($)	Total ($)
James Reid-Anderson
Death	—	4,505,759	27,581,980	—	32,087,739
Disability	5,280,000	4,505,759	27,581,980	—	37,367,739
Without Cause or for Good Reason—No Change in Control	5,280,000	3,379,319	20,686,485	37,120	29,382,924
Without Cause or for Good Reason—Change in Control	5,280,000	4,505,759	27,581,980	37,120	37,404,859
John M. Duffey
Death	—	1,325,619	4,777,875	—	6,103,494
Disability	962,500	1,325,619	4,777,875	—	7,065,994
Without Cause or for Good Reason—No Change in Control	962,500	441,887	1,592,625	37,980	3,034,992
Without Cause or for Good Reason—Change in Control	1,925,000	1,325,619	4,777,875	37,980	8,066,474
Alexander Weber, Jr.
Death	—	1,325,619	5,099,990	—	6,425,609
Disability	1,600,000	1,325,619	5,099,990	—	8,025,609
Without Cause or for Good Reason—No Change in Control	1,600,000	662,809	2,549,995	14,515	4,827,319
Without Cause or for Good Reason—Change in Control	1,600,000	1,325,619	5,099,990	14,515	8,040,124
Lance C. Balk
Death	—	1,237,200	2,548,200	—	3,785,400
Disability	875,000	1,237,200	2,548,200	—	4,660,400
Without Cause or for Good Reason—No Change in Control	875,000	412,400	849,400	37,980	2,174,780
Without Cause or for Good Reason—Change in Control	1,750,000	1,237,200	2,548,200	37,980	5,573,380
Brett Petit
Death	—	1,237,200	2,358,630	—	3,595,830
Disability	495,000	1,237,200	2,358,630	—	4,090,830
Without Cause or for Good Reason—No Change in Control	495,000	412,400	761,445	37,980	1,706,825
Without Cause or for Good Reason—Change in Control	990,000	1,237,200	2,358,630	37,980	4,623,810

(1)
Because termination is assumed to have occurred on December 31, 2011, the Pro Rata Bonus otherwise payable upon death or disability or upon a termination without cause or for good reason is not reflected in the table.

(2)
Unvested portions of restricted stock and restricted stock unit awards would vest. The value is calculated by multiplying $41.24 (the closing price of the Company's common stock on December 30, 2011) by the number of shares or units subject to the accelerated portion of the award.

(3)
Unvested portions of stock options would vest. The value is calculated by multiplying the amount by which $41.24 (the closing price of the Company's common stock on December 30, 2011) exceeds the exercise price of the stock option by the number of shares subject to the accelerated portion of the stock option.

TRANSACTIONS WITH RELATED PERSONS

Policy and Procedures Regarding Transactions with Related Persons

        The Nominating and Corporate Governance Committee has adopted a written policy relating to its review and approval of transactions with related persons in which the amount involved exceeds $120,000. A "related person" includes any director or executive officer of the Company, any person who is the beneficial owner of more than 5% of the Company's common stock, an immediate family member of any of the foregoing persons and any firm, corporation or other entity controlled by any of the foregoing persons. The Nominating and Corporate Governance Committee reviews and approves all related person transactions in which the amount involved exceeds $120,000. At times, it may be advisable to initiate a transaction before the Nominating and Corporate Governance Committee has evaluated it, or a transaction may begin before discovery of a related person's participation. In such instances, the Nominating and Corporate Governance Committee must ratify the related person transaction at its next regularly scheduled meeting or the transaction must be rescinded. Approval of a related person transaction requires the affirmative vote of the majority of disinterested directors on the Nominating and Governance Committee. In approving any related person transaction, the Nominating and Corporate Governance Committee must determine that the transaction is fair and reasonable and on terms no less favorable to the Company than could be obtained in a comparable arm's length transaction with an unrelated third party.

Transactions with Related Persons

        There were no transactions with related persons during 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than ten percent of the common stock, to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of common stock with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC rules and regulations to furnish the Company with copies of all such forms they file.

        During 2011, to the Company's knowledge, based solely on the Company's review of the copies of such forms received by the Company and written representations from certain reporting persons that no additional forms were required for those persons, all the required reports were filed on a timely basis by officers, directors, and greater than ten percent beneficial owners.

PROPOSAL 2: APPROVAL OF LONG-TERM INCENTIVE PLAN AS AMENDED

        The Board, the Compensation Committee and Company management all believe that the effective use of stock-based long-term incentive compensation is vital to the Company's continued ability to recruit, hire and retain the individuals required to successfully execute the Company's business plans and achieve strong performance in the future by providing a direct link between compensation and long-term stockholder value creation. The Board has approved, and the Company is hereby soliciting stockholder approval of, the Six Flags Entertainment Corporation Long-Term Incentive Plan as amended (the "Incentive Plan"). The Incentive Plan as amended:

            (i)  increases the number of shares available for issuance under the Incentive Plan by 4,400,000 shares from 9,666,666 to 14,066,666;

           (ii)  removes the requirement that at least one-third of the total shares available for issuance under the Incentive Plan be subject to grants of restricted stock or restricted stock units; and

          (iii)  clarifies that performance units can include performance awards designed to qualify as "qualified performance-based compensation" under Code Section 162(m) and updates the employment agreement reference to include current employment agreements.

        The approval of the performance criteria in the Incentive Plan may allow the Company to deduct compensation expense for certain performance-based awards which deduction might otherwise be limited by Code Section 162(m) as explained below.

        The Incentive Plan is the Company's primary equity incentive plan. Currently, there are no other equity incentive plans from which the Company can grant options, restricted stock, restricted stock units and other equity awards. As of March 1, 2012, only 149,637 shares were available for the future grant of equity awards under the Incentive Plan.

        The proposed increase in the number of shares under the Incentive Plan is intended to cover certain awards previously made under the Incentive Plan as well as to provide the opportunity to make future grants of awards including potential issuances for overperformance in connection with Project 500 and the dividend equivalent rights program. Those awards previously granted subject to stockholder approval are described below under "—New Plan Benefits." In the event that the required votes to approve the Incentive Plan as amended are not obtained, the amendments included in the Incentive Plan will not become effective and the Company will continue to make grants of awards pursuant to the terms of the Incentive Plan as in effect prior to the described amendments and subject to applicable law. In addition, the awards previously granted subject to stockholder approval will be canceled.

        A copy of the Incentive Plan as amended is attached as Appendix A to this Proxy Statement. The description herein is a summary and not intended to be a complete description of the Incentive Plan. Please read the Incentive Plan for more detailed information.

Description of the Incentive Plan

        The purpose of the Incentive Plan is to (i) enhance the Company's ability to attract highly qualified personnel; (ii) strengthen its retention capabilities; (iii) enhance the long-term performance and competitiveness of the Company; and (iv) align the interests of Incentive Plan participants with those of the Company's stockholders.

Administration

        The Compensation Committee administers the Incentive Plan, except that the Board may act in lieu of the Compensation Committee on any matter. The Compensation Committee is authorized to select the individuals to whom awards are granted, to determine the types of awards granted and the number of shares subject to each award, and to establish the other terms, conditions and provisions of awards. The Compensation Committee may also authorize one or more executive officers of the Company to make awards to employees of the Company other than themselves.

Eligibility

        Awards may be granted under the Incentive Plan to employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its affiliates. As of March 1, 2012, approximately 1,500 employees and seven non-employee directors were eligible to participate in the Incentive Plan. For purposes of the Incentive Plan, "affiliate" means any entity that is directly or indirectly controlled by, in control of, or under common control with the Company.

Shares Available for Awards

        The Incentive Plan currently authorizes 9,666,666 shares of common stock to be issued, and if this proposal is approved, 14,066,666 shares of common stock will be authorized for issuance under the Incentive Plan. Prior to the amendment, the Incentive Plan provided that at least one-third of the total shares available for issuance under the Incentive Plan must be used for grants of restricted shares or restricted share units. This requirement of a minimum number of restricted share or restricted share units has now been removed from the Incentive Plan as amended. No participant may receive during the life of the Incentive Plan options or SARs that relate to more than 4,833,333 shares.

        The closing price of the Company's common stock as reported on The New York Stock Exchange on March 14, 2012 was $46.37 per share.

Types of Awards

        The Incentive Plan permits the grant of any or all of the following types of awards:

        Stock Options.    The Compensation Committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. The Compensation Committee sets option exercise prices and terms, except that the exercise price of stock options granted under the Incentive Plan must be at least 100% of the fair market value of the common stock on the date of grant. At the time of grant, the Compensation Committee determines when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years. Unless the Compensation Committee otherwise determines, fair market value means, as of a given date, the closing price of the Company's common stock on the New York Stock Exchange.

        Share Appreciation Rights (SARs).    The Compensation Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the Incentive Plan or on a stand-alone basis. The Compensation Committee sets the terms of any SARs granted, except that the exercise price of SARs granted under the Incentive Plan must be at least 100% of the fair market value of the common stock on the date of grant and the term of a SAR cannot exceed ten years. Upon exercise, SARs are the right to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the fair market value of the SAR on the date of exercise over the exercise price of the SAR set on the date of grant.

        Restricted Shares, Restricted Share Units (RSUs), and Unrestricted Shares.    The Compensation Committee may grant awards of shares of common stock, or awards denominated in units of common stock, under the Incentive Plan. These awards may be made subject to forfeiture restrictions at the Compensation Committee's discretion. The restrictions may be based on continuous service with the Company or the achievement of specified performance criteria, as determined by the Compensation Committee.

        Deferred Share Units (DSUs).    The Compensation Committee may grant DSUs to directors, consultants, or members of a select group of management or highly compensated employees of the Company. The DSUs entitle such grantees to elect to have fees paid to them by the Company for their services in the form of shares of common stock. The DSUs represent a future right to receive shares of the Company's common stock.

        Performance and Cash-Settled Awards.    The Incentive Plan authorizes the Compensation Committee to grant performance-based awards in the form of Performance Units that the Compensation Committee may or may not designate as "Performance Compensation Awards" that are intended to be exempt from Code Section 162(m) limitations. In either case, Performance Units vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to, among others, the individual, the Company or any affiliate of the Company.

Performance Units (including those designated as Performance Compensation Awards) are payable in cash or shares of common stock; subject to an individual participant limit of, during any performance period, no more than 1,500,000 shares (or, for Performance Units to be settled in cash, $5,000,000). Any amounts earned under Performance Units in excess of these limitations will be deferred. The Compensation Committee decides the length of performance periods but the periods for Performance Compensation Awards may not be less than one fiscal year.

        For Performance Compensation Awards, performance measures mean one or more of the following selected by the Compensation Committee to measure the performance of the individual participant, the Company or of an affiliate or a division, department, park, region or function of the Company or any affiliate in which the participant is employed for a performance period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; expenses, cash flow, margin, attendance, and product development, product market share, licensing, mergers, acquisitions, sales of assets of affiliates or business units. Each such measure is, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Compensation Committee) and, if so determined by the Compensation Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles, or other events or circumstances that render the performance measures unsuitable. Performance Measures may vary from performance period to performance period and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.

        Dividend Equivalent Rights (DERs).    The Compensation Committee may grant DERs to any eligible person, and may do so either pursuant to an agreement that is independent of any other award, or through a provision in another award that DERs attach to the shares of common stock underlying the award. Each DER represents the right of the participant to receive amounts based on the dividends declared on shares of common stock as of all dividend payment dates during the term of the DER as determined by the Compensation Committee. Unless otherwise determined by the Compensation Committee, a DER will expire upon the Participant's termination of employment, except that a DER that is granted as part of another award will expire only when the award is settled or otherwise forfeited. Generally, DERs will be paid out on the date dividends are paid to the Company's stockholders if the DER is granted on a stand-alone basis or on the vesting date or later settlement date for another award if the DER is granted as part of such award. Payment of all amounts pursuant to a DER will be in shares of common stock, with cash paid in lieu of fractional shares, except that the Compensation Committee may instead provide in an award agreement for cash settlement of all or part of the DERs. The Compensation Committee may impose such other terms and conditions on the grant of a DER as it deems appropriate in its discretion.

Adjustments

        If certain changes in the Company's stock occur by reason of a stock split, reverse stock-split, stock dividend, combination, recapitalization, merger, consolidation, or other change in the Company's corporate or capital structure, the Compensation Committee will make equitable adjustments to the number of shares of common stock covered by each outstanding award and the number of shares that remain authorized for issuance under the Incentive Plan.

        In the event of a change in control in which the Company is not the surviving corporation, each outstanding award will be assumed or a substantially equivalent award will be substituted by the surviving corporation. Alternatively, however, the Compensation Committee may in its sole and absolute discretion do one or more of the following: (i) if an award is not assumed by the successor corporation or the stock of the successor corporation or its parent is not publicly traded on an established securities market, accelerate the vesting of such awards so that awards fully vest immediately prior to consummation of the change in control; (ii) arrange or otherwise provide for the payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding vested awards; (iii) subject to (i) above, terminate all or some unvested awards upon the consummation of the transaction; or (iv) make such other modifications, adjustments or amendments to outstanding awards or the Incentive Plan as the Compensation Committee deems necessary or appropriate. Notwithstanding the foregoing, and unless provided otherwise in an award agreement or in an employment agreement with the participant, in the event a participant is involuntarily terminated on or within 12 months following a change in control, then any award that is assumed by the surviving corporation will accelerate and become fully vested.

        Awards are generally not transferable or assignable unless provided otherwise by the Committee with respect to transferees such as family members. The Incentive Plan includes the ability for the Company to rescind or recapture awards upon certain breaches of duty to the Company.

Amendment and Termination

        The Board may amend or terminate the Incentive Plan as it deems advisable except that amendments are subject to stockholder approval to the extent the Board determines such approval is required by applicable law and stock exchange requirements. A termination or amendment may not, without a participant's consent, materially adversely affect any rights under an outstanding award. Unless sooner terminated by the Board, the Incentive Plan will terminate on April 1, 2020.

U.S. Federal Income Tax Consequences

        The following is a brief description of the federal income tax treatment that will generally apply to awards under the Incentive Plan based on current federal income tax rules. Other tax consequences of the Incentive Plan (including federal estate and gift tax consequences and all state, local and foreign tax consequences) are not discussed.

  Nonqualified Stock Options and Stock Appreciation Rights

        Participants generally do not recognize income for federal income tax purposes upon the grant of a nonqualified stock option or SAR. Upon exercise of a nonqualified stock option, a participant generally recognizes ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise over the exercise price of the Option. Upon receipt of cash or shares when a SAR is exercised, a participant generally recognizes ordinary income in an amount equal to the amount of cash and the fair market value of the shares received.

        A participant's tax basis in common stock received upon exercise of a nonqualified stock option is equal to the amount of ordinary income recognized upon exercise of the option, plus the amount paid to exercise the option. The holding period for the common stock begins on the day after the option is exercised.

        If a participant receives common stock upon exercise of a nonqualified stock option or SAR and thereafter disposes of the common stock in a taxable transaction, the difference between the amount realized in the disposition and the participant's tax basis in the common stock is capital gain (or loss), which is short-term or long-term, depending on whether the participant has held the shares for more than one year on the date of disposition.

  Incentive Stock Options

        Incentive stock options can be granted only to employees. Options granted to non-employee directors do not qualify as incentive stock options. Employees are not subject to federal income tax upon the grant of an incentive stock option. Employees also are not taxed on the exercise of an incentive stock option, provided that the common stock acquired upon exercise of the incentive stock option is not sold by the employee within two years after the option was granted or within one year after the option is exercised (the "required holding period").

        However, for alternative minimum tax ("AMT") purposes, the difference between the exercise price of an incentive stock option and the fair market value of the common stock acquired upon exercise is an item of tax preference in the year the incentive stock option is exercised. The participant is required to include the amount of such difference in AMT income in such year and to compute the participant's AMT tax basis in the shares so acquired in the same manner as if a nonqualified stock option had been exercised. Whether an employee will owe AMT in the year an incentive stock option is exercised will depend on the employee's particular tax circumstances. AMT paid on the exercise of an incentive stock option will be allowed as a credit to the extent regular tax exceeds AMT in future years.

        On a sale, after the required holding period, of common stock that was acquired by exercising an incentive stock option, the difference between the participant's tax basis in such common stock and the amount realized in the sale of the common stock is long-term capital gain (or loss).

        If common stock acquired upon exercise of an incentive stock option is disposed of by the employee during the required holding period (a "disqualifying disposition"), the excess, if any, of (i) the fair market value of the common stock on the exercise date (or, if less, the amount realized in such disposition) over (ii) the exercise price, is taxed to the employee as ordinary income. Further gain or loss, if any, is capital gain or loss, which is long-term or short-term depending on whether the employee has held the common stock for more than one year on the date of the disqualifying disposition. If an employee pays the exercise price of an option by delivering common stock that was previously acquired by exercising an incentive stock option and such delivery occurs before the end of the required holding period for such common stock, the employee is treated as having made a disqualifying disposition of the common stock so delivered.

        In the case of incentive stock options, the aggregate fair market value (determined at the time the options are granted) of the common stock with respect to which incentive stock options first become exercisable by an employee during a calendar year cannot exceed $100,000. This limit does not apply to nonqualified stock options or SARs. To the extent an option that otherwise would be an incentive stock option exceeds this $100,000 limit, it is treated as a nonqualified stock option.

  Share Awards

        A participant generally recognizes ordinary income equal to the fair market value of the stock (reduced by any amount paid by the participant for such stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a participant who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer or the shares equal to the excess of the fair market value of such shares over the purchase price, if any, of such stock.

  Unit Awards, DERs and Performance and Cash-Settled Awards

        A participant generally will not recognize income at the time a stock unit is granted. When any part of a stock unit is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the then fair market value of any shares the participant receives.

        A participant generally will not recognize taxable income upon the grant of a performance award or DER. Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award or DER, the participant generally will recognize compensation taxable as ordinary income equal to the amount of cash or the fair market value of any other property issued or paid to the participant pursuant to the terms of the award.

  Section 162(m) and Performance-Based Compensation

        As described above, awards granted under the Incentive Plan may be structured to qualify as performance-based compensation under Section 162(m) of the tax code. To qualify, stock options and other awards must be granted under the Incentive Plan by a committee consisting solely of two or more outside directors (as defined under Section 162 regulations) and satisfy the Incentive Plan's limit on the total number of shares that may be awarded to any one participant during any calendar year. For awards other than stock options and SARs to qualify, the grant, issuance, vesting, or retention of the award must be contingent upon satisfying one or more of the performance criteria set forth in the Incentive Plan, as established and certified by a committee consisting solely of two or more outside directors. In addition, the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by the stockholders. For purposes of Section 162(m), the material terms include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based, and (iii) the maximum amount of compensation that can be paid to an individual under the performance goal. With respect to the various types of awards under the Incentive Plan, each of these aspects is discussed above, and stockholder approval of the Incentive Plan is intended to constitute approval of each of these aspects of the Incentive Plan for purposes of the approval requirements of Section 162(m).

  Section 409A and Deferred Compensation Treatment

        Under Section 409A of the Code, certain awards under the Incentive Plan may be nonqualified deferred compensation. Section 409A of the Code imposes on persons with nonqualified deferred compensation that does not meet the requirements of Section 409A of the Code (i) taxation immediately upon vesting of the nonqualified deferred compensation and earnings thereon (regardless of whether the compensation is then paid); (ii) interest at the underpayment rate plus 1%; and (iii) an additional 20% tax. To the extent applicable, we intend that awards granted under the Incentive Plan be exempt from or comply with Section 409A of the Code but make no representation or warranty to that effect.

  Section 280G and Parachute Cutback Treatment

        Under certain circumstances, the acceleration of the exercisability of options, the early lapse of restrictions on other Awards, or the making of a cash payment in connection with a change in control might be deemed to be an "excess parachute payment" for purposes of the golden parachute tax provisions of Sections 280G and 4999 of the Code. To the extent so considered, the participant may be subject to a 20% excise tax, and the Company may be denied a tax deduction. The Incentive Plan provides that such acceleration, early lapse of restrictions or payments shall not occur to the extent the participant's net after tax benefit would be larger if such acceleration, early lapse of restrictions or payments did not occur.

  Tax Consequences to the Company

        The Company is not allowed a federal income tax deduction on the grant or exercise of an incentive stock option or the disposition, after the required holding period, of shares acquired by exercising an incentive stock option. On a disqualifying disposition of such shares, the Company is allowed a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of the disqualifying disposition, provided the deduction is otherwise allowable under the Code and the Company satisfies its tax reporting obligations with respect to such income.

        With respect to other types of awards, the Company generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

  Tax Withholding

        The Company may deduct or withhold from any award granted or payment due under the Incentive Plan the amount of any withholding taxes due in respect of the award or payment and to take certain other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. An employee who exercises an incentive stock option is not subject to federal income tax withholding on either the exercise of an incentive stock option or the disposition (whether or not a disqualifying disposition) of common stock acquired upon exercise of an incentive stock option.

New Plan Benefits

        Except as set forth below, the future benefits or amounts that would be received under the Incentive Plan are discretionary and are therefore not determinable at this time. For information regarding certain awards made in respect of 2011 under the Incentive Plan, see "Executive Compensation."

        The table below sets forth the grants made, subject to stockholder approval, by the Compensation Committee to executive officers under the Incentive Plan as well as the dollar value of the deferrals directors elected for 2012 and a projection of the dollar value of the annual stock grant to directors through the remaining term of the Incentive Plan ending April 1, 2020:

Six Flags Entertainment Corporation Long-Term Incentive Plan
		Number of Units
				Number of Units Subject to Dividend Equivalent Rights(2)
Name and Position	Dollar Value($)	Number of Stock Options	Number of Base Awards under Project 500(1)	Project 500	Unvested Option
James Reid-Anderson	—	—	457,500	457,500	1,092,572
Chairman, President and
Chief Executive Officer
John M. Duffey	—	72,000	—	100,000	297,000
Chief Financial Officer
Alexander Weber, Jr.	—	72,000	100,000	100,000	297,002
Chief Operating Officer
Lance C. Balk	—	54,000	—	50,000	174,000
General Counsel
Brett Petit	—	—	—	40,000	129,000
Senior Vice President, Marketing
Executive Group	—	237,000	557,500	807,500	2,177,574
Non-Executive Director Group(3)	4,392,000	—	—	—	—
Non-Executive Officer Employee Group	—	—	—	592,500	2,620,688

(1)
See "—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentives" for a discussion of Project 500.

(2)
Dividend equivalent rights were granted, subject to stockholder approval, in an amount equal to the number of shares that would be earned under Project 500. Dividend equivalent rights with respect to the base award number under Project 500 for achievement in 2015 is listed. Dividend equivalent rights were also granted, subject to stockholder approval, in an amount equal to the number of outstanding unvested options and such dividend equivalent rights will expire at the same time such options vest. The number of shares distributable with respect to a dividend equivalent right generally is a number equal to the dividends that would have been paid on a share of the Company's stock during the term of the dividend equivalent right divided by the fair market value of a share at the end of the term of the dividend equivalent right.

(3)
Beginning May 2, 2012, non-employee directors other than Mr. Nabi receive an annual stock grant equal to $91,500 divided by the stock price on the date of grant. In addition, directors have the ability to defer their cash retainers into deferred stock units. The dollar value was determined by multiplying $91,500 by the number of directors receiving stock grants and then multiplying by the number of years remaining during the term of the Incentive Plan ending April 1, 2020 ($91,500 × 6 × 8). Directors elected to defer an aggregate of $183,000 of their cash retainer for 2012.

 Required Vote

        The affirmative vote of a majority of the votes cast is required to approve the amendments to the Incentive Plan in this Proposal 2. If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2 TO APPROVE THE LONG-TERM INCENTIVE PLAN AS AMENDED.

 EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table contains information as of December 31, 2011 regarding shares of common stock that may be issued under equity compensation plans approved by our stockholders (Employee Stock Purchase Plan) and equity compensation plans not approved by our stockholders (Incentive Plan). The table does not include the additional shares that may be issuable pursuant to the proposed amendment to add an additional 4,400,000 shares to the Incentive Plan that is the subject of Proposal 2 of this Proxy Statement.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	N/A	N/A	980,583
Equity compensation plans not approved by security holders(2)	5,731,862	$21.99	196,187

Total	5,731,862		1,176,770

(1)
The Company's Employee Stock Purchase Plan allows eligible employees to purchase shares at 90% of the lower of the fair market value on the first or last trading day of each six month offering period.

(2)
On April 30, 2010, the Incentive Plan was approved by the United States Bankruptcy Court for the District of Delaware in connection with the Company's emergence from bankruptcy and became effective. No restricted stock units are included in column (a) or taken into account for purposes of determining the weighted average exercise price in column (b). As described in Proposal 2 of this Proxy Statement, options as well as other types of Awards are permitted to be granted under the Incentive Plan.

PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed KPMG LLP as the independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ended December 31, 2012. During 2011, KPMG LLP served as the Company's independent registered public accounting firm and also provided certain tax and audit-related services.

        Although not required by the Company's Bylaws or otherwise, the Audit Committee and the Board believe it appropriate, as a matter of good corporate practice, to request that the stockholders ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2012. If the stockholders do not so ratify, the Audit Committee will reconsider the appointment and may retain KPMG LLP or another firm without re-submitting the matter to the Company's stockholders. Even if the stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of KPMG LLP are expected to attend the Annual Meeting, where they will be available to make a statement if they desire to do so and to respond to questions from stockholders.

Required Vote

        The affirmative vote of holders of a majority of the shares of common stock entitled to vote in person or by proxy at the meeting is required to ratify of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2012 in this Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3 TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

 AUDIT, AUDIT-RELATED AND TAX FEES

        The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements and the annual financial statements of the related entities for the years ended December 31, 2011 and 2010, as well as fees billed for audit-related services, tax services and all other services rendered by KPMG LLP for those years. The amount shown for Audit Fees for 2011 and 2010 includes the audit of the effectiveness of the Company's internal controls over financial reporting.

	2011	2010
Audit Fees(1)	$1,179,000	$1,550,000
Audit-Related Fees(2)	2,000	—
Tax Fees(3)	77,000	71,000

(1)
In 2010 and 2011, foreign statutory audit fees were converted into US dollars using exchange rates as of December 31, 2010 and December 31, 2011, respectively. The audit fees for 2010 include additional audit procedures performed on the bankruptcy-related accounting matters and fresh start accounting matters. Additionally, audit fees for 2010 include fees for services provided related to registration statements filed by the Company during the year.

(2)
The amount of audit-related fees includes a subscription to a technical accounting resources database.

(3)
Tax fees for 2010 and 2011 consisted primarily of fees for foreign tax compliance and consulting services as we do not use KPMG LLP for any domestic tax compliance services. Additionally, no such tax services were provided to any of the Company's officers or other employees. In 2010 and 2011, foreign tax compliance and consulting services fees were converted into US dollars using exchange rates as of December 31, 2010 and December 31, 2011, respectively.

Pre-Approved Services

        All audit, audit-related services and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's policy provides for pre-approval of audit, audit-related, tax and internal control-related services specifically described by the Audit Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of March 1, 2012 (except as noted below) as to common stock beneficially owned by (a) each of the Company's current directors and nominees to serve as directors, (b) each of the named executive officers listed in the 2011 Summary Compensation Table, (c) all current directors, nominees to serve as directors and current named executive officers of the Company as a group and (d) each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding common stock. Unless otherwise indicated, the address for each of the beneficial owners in the table below is c/o Six Flags Entertainment Corporation, 924 Avenue J East, Grand Prairie, Texas 75050.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class(1)
James Reid-Anderson	739,878	1.4%
John M. Duffey	142,511	*
Alexander Weber, Jr.	90,725	*
Lance Balk	61,528	*
Brett Petit	39,343	*
Usman Nabi	(2)(4)	(2)(4)
John W. Baker(3)	8,458	*
Kurt Cellar(3)	7,458	*
Charles A. Koppelman(3)	7,458	*
Jon L. Luther(3)	12,608	*
Stephen D. Owens(3)	7,458	*
Richard Roedel(3)	9,854	*
H Partners, LP(4)	13,309,998	24.5%
BHR Capital LLC(5)	5,479,465	10.1%
Pentwater Capital Management, LP(6)	3,436,400	6.3%
All directors and executive officers as a group (14 persons)(7)	1,190,922	2.2%

*
Less than one percent.

(1)
Applicable ownership percentage is based on 54,262,587 shares of common stock outstanding as of March 9, 2012. With respect to each person, percentage ownership is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of outstanding shares at such date and the number of shares such person has the right to acquire upon exercise of options that are exercisable, or vesting of restricted stock, on or before May 8, 2012.

(2)
Mr. Nabi is a senior partner of H Partners Management, LLC, which is the investment manager of H Partners Capital, LLC, the general partner of H Partners, LP. Accordingly, Mr. Nabi may be deemed to have voting and dispositive power with respect to the shares. Mr. Nabi disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

(3)
Includes 2,074 shares of restricted stock that vest on May 4, 2012.

(4)
Information based on Schedule 13D/A, Amendment No. 4, filed on March 14, 2012, with the SEC by H Partners Management, LLC, H Partners Capital, LLC, H Partners Phoenix Capital, LLC, H Partners, LP, H Partners Phoenix SPV Fund, LP and Rehan Jaffer. H Partners, LP has sole voting and dispositive power over 4,638,986 shares. H Partners Phoenix SPV Fund, LP has sole voting and dispositive power over 3,965,996 shares. H Partners Capital, LLC, as the general partner of H Partners, LP, may be deemed to have sole voting and dispositive power over 4,638,986 shares. H Partners Phoenix Capital, LLC, as the general partner of H Partners Phoenix SPV Fund, LP, may be deemed to have sole voting and dispositive power over 3,965,996 shares. H Partners Management, LLC, as the investment manager of H Partners Capital, LLC and H Partners Phoenix Capital, LLC, may be deemed to have sole voting and dispositive power over 13,309,998 shares. Mr. Jaffer, as the managing member of H Partners Management, LLC, H Partners Capital, LLC and H Partners Phoenix Capital, LLC, may be deemed to have sole voting and dispositive power over 13,309,998 shares. The address for the reporting persons is 888 Seventh Avenue, 29th Floor, New York, New York 10019.

(5)
Information is based on Schedule 13G/A, Amendment No. 2, filed on February 14, 2012 with the SEC by BHR Capital LLC, BHR Master Fund, Ltd., Steven A. Van Dyke and Michael N. Thompson. A total of 5,502,157 shares are beneficially owned, of which 3,525,755 shares are held by BHR Master Fund, Ltd., 1,953,710 shares are held by certain other funds managed by BHR Capital LLC, and 22,692 shares are held individually by Mr. Thompson. BHR Capital LLC shares voting and dispositive power over the shares held by the funds that it manages, including BHR Master Fund, Ltd. Mr. Thompson, as principal of BHR Capital LLC, has voting and dispositive power over the shares reported by BHR Capital LLC and BHR Master Fund, Ltd., and Mr. Thompson also holds sole voting and dispositive power with respect to the shares held by him. Mr. Van Dyke no longer has voting and dispositive power over any shares reported by BHR Capital LLC, Master Fund, Ltd. or Mr. Thompson. Mr. Van Dyke holds sole voting and dispositive power over 287,806 shares held by him. The address for Bay Harbour Management, L.C.is 10124 Foxhurst Ct., Orlando, FL 32836. The address for the other reporting persons is 545 Madison Avenue, 10th Floor, New York, NY, 10022.

(6)
Information is based on Schedule 13D/A, Amendment No. 2, filed on February 14, 2012 with the SEC by Pentwater Capital Management LP, PWCM Master Fund Ltd., Pentwater Equity Opportunities Master Fund Ltd., Oceana Master Fund Ltd. and LMA SPC for and behalf of MAP 98 Segregated Portfolio. By virtue of his position, Mr. Matthew Halbower has sole voting and dispositive power over the shares owned by the reporting persons. The address of the reporting persons is 227 West Monroe Suite 4000, Chicago, IL 60606.

(7)
These 14 persons include all current members of the Board and all current executive officers of the Company.

2013 STOCKHOLDER PROPOSALS

        In order for a stockholder proposal to be considered for inclusion in the Company's proxy statement for the 2013 annual meeting of stockholders, the proposal must be received at the Company's offices no later than January 5, 2013. Rule 14a-8 of the SEC contains standards as to what stockholder proposals are required to be included in a proxy statement. With respect to proposals submitted by a stockholder other than for inclusion in the Company's 2013 proxy statement and related form of proxy, timely notice of any stockholder proposal must be received by the Company in accordance with the Company's Amended and Restated By-laws and the Company's rules and regulations no earlier than January 5, 2013 and no later than February 4, 2013. Any proxies solicited by the Board for the 2013 annual meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

        Any stockholder who wishes to submit a stockholder proposal should send it to our principal executive offices at Six Flags Entertainment Corporation, 924 Avenue J East, Grand Prairie, Texas 75050, Attention: Secretary.

OTHER MATTERS

        The Board does not know of any other matters that are likely to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                      WALTER S. HAWRYLAK
                       Secretary

Grand Prairie, Texas
March 20, 2012

Appendix A

SIX FLAGS ENTERTAINMENT CORPORATION
LONG-TERM INCENTIVE PLAN

        1.    Introduction.

        (a)    Purpose.    Six Flags Entertainment Corporation, a Delaware corporation (the "Company") hereby establishes this equity-based incentive compensation plan to be known as the "Six Flags Entertainment Corporation Long-Term Incentive Plan" (the "Plan"), for the following purposes: (i) to enhance the Company's ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to align the interests of Plan participants with those of the Company's shareholders.

        (b)    Effective Date.    This Plan shall become effective on the effective date of the Company's Modified Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code ("Plan of Reorganization"), dated as of April 1, 2010, as the same may be further amended or modified ("Effective Date").

        (c)    Definitions.    Terms in the Plan and any Appendix that begin with an initial capital letter have the defined meaning set forth in Appendix I or elsewhere in this Plan, in either case unless the context of their use clearly indicates a different meaning.

        (d)    Effect on Other Plans, Awards, and Arrangements.    This Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future, pursuant to any agreement, plan, or program that is independent of this Plan.

        (e)    Appendices.    Incorporated by reference and thereby part of the Plan are the terms set forth in the following appendices:

Appendix I	Definitions

        2.    Types of Awards.    The Plan permits the granting of the following types of Awards according to the Sections of the Plan listed here:

Section 5	Stock Options
Section 6	Share Appreciation Rights (SARs)
Section 7	Restricted Shares, Restricted Share Units (RSUs), and Unrestricted Shares
Section 8	Deferred Share Units (DSUs)
Section 9	Performance and Cash-settled Awards
Section 10	Dividend Equivalent Rights

        3.    Shares Available for Awards.

        (a)   Generally, subject to Section 13 below, a total of 14,066,666 shares shall be available for issuance under the Plan. The Shares deliverable pursuant to Awards shall be authorized but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust.

        (b)    Replenishment; Counting of Shares.    Any Shares reserved for Plan Awards will again be available for future Awards if the Shares for any reason will never be issued to a Participant or Beneficiary pursuant to an Award (for example, due to its settlement in cash rather than in Shares, or the Award's forfeiture, cancellation, expiration, or net settlement without the issuance of Shares). Further, and to the extent permitted under Applicable Law, the maximum number of Shares available for delivery under the Plan shall not be reduced by any Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of the Company's or an Affiliate's acquiring another entity. On the other hand, Shares that a Person owns and tenders in payment of all or part of the exercise price of an Award or in satisfaction of applicable Withholding Taxes shall not increase the number of Shares available for future issuance under the Plan. Awards settled in cash will not count against the maximum number of Shares issuable under the Plan.

        (c)    ISO Share Reserve.    The number of Shares that are available for ISO Awards shall not exceed 3,000,000 Shares (as adjusted pursuant to Section 13 of the Plan, and as determined in accordance with Code Section 422).

        4.    Eligibility.

        (a)    General Rule.    Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those Persons to whom Awards may be granted. Each Award shall be evidenced by an Award Agreement that sets forth its Grant Date and all other terms and conditions of the Award, that is signed on behalf of the Company (or delivered by an authorized agent through an electronic medium), and that, if required by the Committee, is signed by the Eligible Person as an acceptance of the Award. The grant of an Award shall not obligate the Company or any Affiliate to continue the employment or service of any Eligible Person, or to provide any future Awards or other remuneration at any time thereafter.

        (b)    Option and SAR Limits per Person.    During the term of the Plan, no Participant may receive Options and SARs that relate to more than 50% of the maximum number of Shares issuable under the Plan as of its Effective Date, as such number may be adjusted pursuant to Section 13(a) below.

        (c)    Replacement Awards.    Subject to Applicable Law (including any associated shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant, with the Participant's consent, surrender for cancellation some or all of the Awards or other grants that the Participant has received under this Plan or otherwise. An Award conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. However, neither the Company nor the Committee shall, without shareholder approval, either (a) allow for a "repricing" within the meaning of federal securities laws applicable to proxy statement disclosures, or (b) cancel an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price or granting a replacement award of a different type.

        5.    Stock Options.

        (a)    Grants.    Subject to the special rules for ISOs set forth in the next paragraph, the Committee may grant Options to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan, that may be immediately exercisable or that may become exercisable in whole or in part based on future events or conditions, that may include vesting or other requirements for the right to exercise the Option, and that may differ for any reason between Eligible Persons or classes of Eligible Persons, provided in all instances that:

            (i)  the exercise price for Shares subject to purchase through exercise of an Option shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date; and

           (ii)  no Option shall be exercisable for a term ending more than ten years after its Grant Date.

        (b)    Special ISO Provisions.    The following provisions shall control any grants of Options that are denominated as ISOs.

            (i)  Eligibility.    The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a "parent corporation" or "subsidiary corporation" within the meaning of Code Section 424.

           (ii)  Documentation.    Each Option that is intended to be an ISO must be designated in the Award Agreement as an ISO, provided that any Option designated as an ISO will be a Non-ISO to the extent the Option fails to meet the requirements of Code Section 422. In the case of an ISO, the Committee shall determine on the Date of Grant the acceptable methods of paying the exercise price for Shares, and it shall be included in the applicable Award Agreement.

          (iii)  $100,000 Limit.    To the extent that the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds U.S. $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the U.S. $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the U.S. $100,000 limit, the most recently granted Options shall be reduced first. In the event that Code Section 422 is amended to alter the limitation set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

          (iv)  Grants to 10% Holders.    In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the ISO's term shall not exceed five years from the Grant Date, and the exercise price shall be at least 110% of the Fair Market Value of the underlying Shares on the Grant Date. In the event that Code Section 422 is amended to alter the limitations set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

           (v)  Substitution of Options.    In the event the Company or an Affiliate acquires (whether by purchase, merger, or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Code Section 424, the Committee may, in accordance with the provisions of that Section, substitute ISOs for ISOs previously granted under the plan of the acquired company provided (A) the excess of the aggregate Fair Market Value of the Shares subject to an ISO immediately after the substitution over the aggregate exercise price of such shares is not more than the similar excess immediately before such substitution, and (B) the new ISO does not give additional benefits to the Participant, including any extension of the exercise period.

          (vi)  Notice of Disqualifying Dispositions.    By executing an ISO Award Agreement, each Participant agrees to notify the Company in writing immediately after the Participant sells, transfers or otherwise disposes of any Shares acquired through exercise of the ISO, if such disposition occurs within the earlier of (A) two years of the Grant Date, or (B) one year after the exercise of the ISO being exercised. Each Participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

        (c)    Method of Exercise.    Each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares) at any time and from time to time prior to its expiration, but only pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement. Exercise shall occur by delivery of both written notice of exercise to the secretary of the Company, and payment of the full exercise price for the Shares being purchased. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

            (i)  cash or check payable to the Company (in U.S. dollars);

           (ii)  other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (D) are duly endorsed for transfer to the Company;

          (iii)  a net exercise by surrendering to the Company Shares otherwise receivable upon exercise of the Option;

          (iv)  a cashless exercise program, pursuant to which a Participant may elect to concurrently provide irrevocable instructions (A) to such Participant's broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

           (v)  any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until the Company has received sufficient funds to cover the full exercise price due and all applicable Withholding Taxes required by reason of such exercise.

        Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

        (d)    Exercise of an Unvested Option.    The Committee in its sole discretion may allow a Participant to exercise an unvested Option, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Option.

        (e)    Termination of Continuous Service.    The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards.

        The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant's Continuous Service:

Reason for terminating Continuous Service		Option Termination Date
(I)	By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts.	Termination of the Participant's Continuous Service, or when Cause first existed if earlier.
(II)	Disability of the Participant.	Within one year after termination of the Participant's Continuous Service.
(III)	Retirement of the Participant after age 60 with five years or more of Continuous Service.	Within one year after termination of the Participant's Continuous Service.
(IV)	Death of the Participant during Continuous Service or within 90 days thereafter.	Within one year after termination of the Participant's Continuous Service.
(V)	Other than due to Cause or the Participant's Disability, Retirement, or Death.	Within 90 days after termination of the Participant's Continuous Service.

        If there is a Securities and Exchange Commission blackout period (or a Committee-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten day period before the expiration of any Option based on the termination of a Participant's Continuous Service (as described above), the period for exercising the Options shall be extended until ten days beyond when such blackout period ends. Notwithstanding any provision hereof or within an Award Agreement, no Option shall ever be exercisable after the expiration date of its original term as set forth in the Award Agreement.

        6.    SARs.

        (a)    Grants.    The Committee may grant SARs to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan; provided that:

  (i)
  the exercise price for the Shares subject to each SAR shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date;

  (ii)
  no SAR shall be exercisable for a term ending more than ten years after its Grant Date; and

  (iii)
  each SAR shall, except to the extent an SAR Award Agreement provides otherwise, be subject to the provisions of Section 5(e) relating to the effect of a termination of Participant's Continuous Service with "SAR" being substituted for "Option."

        (b)    Settlement.    Subject to the Plan's terms, an SAR shall entitle the Participant, upon exercise of the SAR, to receive Shares having a Fair Market Value on the date of exercise equal to the product of the number of Share as to which the SAR is being exercised, and the excess of (i) the Fair Market Value, on such date, of the Shares covered by the exercised SAR, over (ii) an exercise price designated in the SAR Award Agreement. Notwithstanding the foregoing, an SAR Award Agreement may limit the total settlement value that the Participant will be entitled to receive upon the SAR's exercise, and may provide for settlement either in cash or in any combination of cash or Shares that the Committee may authorize pursuant to an Award Agreement. If, on the date on which an SAR or portion thereof is to expire, the Fair Market Value exceeds the per Share exercise price of such SAR, then the SAR shall be deemed exercised and the Participant will be entitled to receive the settlement proceeds otherwise payable had the Participant affirmatively exercised the SAR on that date.

        (c)    SARs related to Options.    The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option, and shall have an exercise price that is not less than the exercise price of the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 6(b) above. Any SAR granted in tandem with an ISO will contain such terms as may be required to comply with the provisions of Code Section 422.

        (d)    Effect on Available Shares.    At each time of a exercise of an SAR that is settled in Shares, only those Shares that are issued or delivered in settlement of the exercise shall be counted against the number of Shares available for Awards under the Plan; provided that the number of Shares that are issued or delivered pursuant to the exercise of an SAR shall not exceed the number of Shares specified in the Award Agreement as being subject to the SAR Award.

        7.    Restricted Shares, RSUs, and Unrestricted Share Awards.

        (a)    Grant.    The Committee may grant Restricted Share, RSU, or Unrestricted Share Awards to Eligible Persons, in all cases pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan. The Committee shall establish as to each Restricted Share or RSU Award the number of Shares deliverable or subject to the Award (which number may be determined by a written formula), and the period or periods of time (the "Restriction Period") at the end of which all or some restrictions specified in the Award Agreement shall lapse, and the Participant shall receive unrestricted Shares (or cash to the extent provided in the Award Agreement) in settlement of the Award. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on the Participant's duration of employment, directorship or consultancy with the Company, individual, group, or divisional performance criteria, Company performance, or other criteria selection by the Committee. The Committee may make Restricted Share and RSU Awards with or without the requirement for payment of cash or other consideration. In addition, the Committee may grant Awards hereunder in the form of Unrestricted Shares which shall vest in full upon the Grant Date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

        (b)    Vesting and Forfeiture.    The Committee shall set forth, in an Award Agreement granting Restricted Shares or RSUs, the terms and conditions under which the Participant's interest in the Restricted Shares or the Shares subject to RSUs will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or as the Committee otherwise determines, upon termination of a Participant's Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and RSUs to the extent the Participant's interest therein has not vested on or before such termination date; provided that if a Participant purchases Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant to the extent either set forth in an Award Agreement or required by Applicable Laws.

        (c)    Certificates for Restricted Shares.    Unless otherwise provided in an Award Agreement, the Company shall hold certificates representing Restricted Shares and dividends (whether in Shares or cash) that accrue with respect to them until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank. The Participant's failure to provide such stock powers within ten days after a written request from the Company shall entitle the Committee to unilaterally declare a forfeiture of all or some of the Participant's Restricted Shares.

        (d)    Section 83(b) Elections.    A Participant may make an election under Code Section 83(b) (the "Section 83(b) Election") with respect to Restricted Shares. A Participant who has received RSUs may, within ten days after receiving the RSU Award, provide the Committee with a written notice of his or her desire to make Section 83(b) Election with respect to the Shares subject to such RSUs. The Committee may in its discretion convert the Participant's RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant's RSU Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares; provided that the Participant's Section 83(b) Election will be invalid if not filed with the Company and the appropriate U.S. tax authorities within 30 days after the Grant Date of the RSUs replaced by the Restricted Shares.

        (e)    Deferral Elections for RSUs.    To the extent specifically provided in an Award Agreement, a Participant may irrevocably elect, in accordance with Section 8 below, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of an RSU Award provided the election is made on or before the 30th day following the Grant Date of the RSU Award and at least 12 months in advance of the earliest date the RSU Award could vest. If the Participant makes this election, the Company shall credit the Shares subject to the election, and any associated Shares attributable to Dividend Equivalent Rights attached to the Award, to a DSU account established pursuant to Section 8 below on the date such Shares would otherwise have been delivered to the Participant pursuant to this Section.

        (f)    Issuance of Shares upon Vesting.    As soon as practicable after vesting of a Participant's Restricted Shares (or of the right to receive Shares underlying RSUs), the Company shall deliver to the Participant, free from vesting restrictions, one Share for each surrendered and vested Restricted Share (or deliver one Share free of the vesting restriction for each vested RSU), unless an Award Agreement provides otherwise and subject to Section 11 regarding Withholding Taxes. No fractional Shares shall be distributed, and cash shall be paid in lieu thereof.

        8.    DSUs.

        (a)    Elections to Defer.    The Committee may make DSU awards to Eligible Persons who are Directors, Consultants, or members of a select group of management or highly compensated Employees (within the meaning of ERISA) pursuant to Award Agreements (regardless of whether or not there is a deferral of the Eligible Person's compensation), and may permit select Eligible Persons to irrevocably elect, on a form provided by and acceptable to the Committee (the "Election Form"), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any RSU Award) and in lieu thereof to have the Company credit to an internal Plan account a number of DSUs having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar quarter (or other period determined by the Committee) during which compensation is deferred. In general, subject to Section 7(e) regarding deferral of Restricted Shares and Restricted Share Units and to Section 9(e) regarding deferral of Performance Awards, Election Forms must be submitted to the Committee no later than December 31st of the calendar year preceding the calendar year in which the Eligible Person first performs the services that are attributable to the compensation being deferred. Notwithstanding the foregoing, any Eligible Person who first becomes eligible to defer compensation under the Plan and is not eligible to defer or otherwise accrue an amount of deferred compensation under any other plan or arrangement that (i) is maintained by the Company or any other Affiliate that would be considered a single employer with the Company pursuant to Code Sections 414(b) or 414(c) and (ii) constitutes a single plan under Treasury Regulation §1.409A-1(c)(2)(A), may submit his or her Election Form to the Committee no later than 30 days after the date the Eligible Person first becomes eligible to defer compensation under the Plan; however, the Election Form may relate only to compensation that is to be paid for services performed after the date the Election Form is submitted to the Committee. The Committee may reject any Election Form that it determines in its sole discretion does not satisfy the requirements of this paragraph. The Committee may unilaterally make Awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

        (b)    Vesting.    Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to DSUs.

        (c)    Issuances of Shares.    Unless an Award Agreement expressly provides otherwise, the Company shall settle a Participant's DSU Award, by delivering one Share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant incurs a "separation from service" within the meaning of Treasury Regulations §1.409A-1(h) and as further described in Section 8(e) hereof ("Separation from Service"), subject to —

            (i)  the Participant's right to elect a different form of distribution, only on a form provided by and acceptable to the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following, the last day of the Participant's Separation from Service, and

           (ii)  the Company's acceptance of the Participant's distribution election form executed at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 8(a), provided that the Participant may change a distribution election through any subsequent election that (A) the Participant delivers to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant's initial distribution election, and (B) defers the commencement of distributions by at least five years from the originally scheduled distribution commencement date.

        Fractional shares shall not be issued, and instead shall be paid out in cash.

        Notwithstanding anything in this Plan or an Award Agreement to the contrary, if, at the time of the Participant's Separation from Service, the Participant is a "specified employee" (within the meaning of Section 409A of the Code and Treasury Regulation Section 1.409A-1(i)), the Company will not pay or provide any "Specified Benefits" (as defined herein) during the six-month period beginning after the date of the Participant's Separation from Service (the "409A Suspension Period"). In the event of a Participant's death, however, the Specified Benefits shall be paid to the Participant's Beneficiary without regard to the 409A Suspension Period. For purposes of this Plan, "Specified Benefits" are any portion of the Participant's DSU Award that would be subject to Section 409A additional taxes if the Company were to pay it on account of the Participant's Separation from Service. Within 14 calendar days after the end of the 409A Suspension Period, the Participant shall be paid a lump-sum payment equal to any Specified Benefits delayed during the 409A Suspension Period.

        (d)    Emergency Withdrawals.    In the event that a Participant suffers an unforeseeable emergency within the contemplation of this Section, the Participant may apply to the Committee for an immediate distribution of all or a portion of the Participant's DSUs. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant's spouse, or a dependent (within the meaning of Code Section 152) of the Participant, casualty loss of the Participant's property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. The Committee shall, in its sole and absolute discretion, determine whether a Participant has a qualifying unforeseeable emergency, may require independent verification of the emergency, and may determine whether or not to provide the Participant with cash or Shares. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The number of Shares subject to the Participant's DSU Award shall be reduced by any Shares distributed to the Participant and by a number of Shares having a Fair Market Value on the date of the distribution equal to any cash paid to the Participant pursuant to this Section. For all DSUs granted to Participants who are U.S. taxpayers, the term "unforeseeable emergency" shall be interpreted in accordance with Code Section 409A.

        (e)    Separation from Service.    For purposes of this Section 8, a Participant incurs a Separation from Service when the Participant ceases to perform services for the Company and any entity that would be considered a single employer with the Company under Code section 414(b) or 414(c) (but modified by substituting 50 percent for 80 percent each place it appears in Code section 1563(a)(1), (2) and (3), for purposes of Code section 414(b), and each plan it appears in Treas. Reg. § 1.414(c)-2, for purposes of Code section 414(c)) (collectively "Employer") for any reason. A Separation from Service will be deemed to occur if the Employer and the Participant reasonably anticipate that the Participant shall perform no further services (whether as an employee or an independent contractor) or that the level of bona fide services the Participant will perform in the future (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent of the average level of bona fide services performed (whether as an employee or independent contractor) over the immediately preceding 36-month period. A Participant on an authorized, bona fide leave of absence shall experience a Separation from Service on the first day of the seventh (7th) month of such leave, unless the Participant's right to reemployment with an Employer is provided either by statute or contract. A leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for the Employer. For purposes of the 36-month period described above, (a) a Participant who is on a paid bona fide leave of absence is treated as providing bona fide services at a level of equal to the level of services that the Participant would have been required to perform to receive the compensation paid during the leave of absence, and (b) unpaid bona fide leaves of absence are disregarded.

        9.    Performance and Cash-Settled Awards.

        (a)    Performance Units.    Subject to the limitations set forth in paragraph (b) hereof, the Committee may in its discretion grant Performance Awards, including Performance Units to any Eligible Person, including Performance Unit Awards that (i) have substantially the same financial benefits and other terms and conditions as Options, SARs, RSUs, or DSUs, but (ii) are settled only in cash. Without limitation on the foregoing, the Committee may in its discretion grant to any Eligible Person as incentive compensation Performance Awards designated as Performance Compensation Awards to be paid only in cash, only in Shares or in such combination of cash and Shares as the

Committee determines with terms and conditions as the Committee shall determine, which terms and conditions may be unrelated to the terms and conditions of Options, SARs, RSUs or DSUs. All Awards hereunder shall be made pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.

        (b)    Performance Compensation Awards.    Subject to the limitations set forth in this Section, the Committee may, at the time of grant of a Performance Unit, designate such Award as a "Performance Compensation Award" (payable in cash or Shares) in order that such Award constitutes, and has terms and conditions that are designed to qualify as, "qualified performance-based compensation" under Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a "Performance Period," "Performance Measure(s)," and "Performance Formula(e)" (each such term being defined below). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

        A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant's Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance

        (c)    Limitations on Awards.    The maximum Performance Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period, without regard to time of vesting or exercisability, shall not together exceed 750,000 Shares, as adjusted pursuant to Section 13 below (or, for Performance Units to be settled in cash, U.S. $5,000,000). Any amounts earned in excess of these limitations, if any, will be deferred until the first taxable year in which the Committee reasonably anticipates that the Company's tax deduction for such amounts will not be disallowed under Code Section 162(m).

        (d)    Definitions.

            (i)  "Performance Formula" means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

           (ii)  "Performance Measure" means one or more of the following selected by the Committee to measure the performance of the individual Participant, the Company or of an Affiliate or a division, department, park, region or function of the Company or any Affiliate in which the Participant is employed for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; expenses, cash flow, margin, attendance, and product development, product market share, licensing, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles, or other events or circumstances that render the Performance Measures unsuitable. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

          (iii)  "Performance Period" means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant's rights in respect of an Award.

        (e)    Deferral Elections.    At any time prior to the date that is both at least six months before the close of a Performance Period with respect to a Performance Award and at which time vesting or payment is substantially uncertain to occur, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of ERISA) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 8 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to this Section.

        10.    Dividend Equivalent Rights.    The Committee may grant Dividend Equivalent Rights to any Eligible Person, and may do either pursuant to an Award Agreement that is independent of any other Award, or through a provision in another Award (other than an Option or SAR) that Dividend Equivalent Rights attach to the Shares underlying the Award. For example, and without limitation, the Committee may grant a Dividend Equivalent Right in respect of each Share subject to a Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit, or Performance Share Award.

        (a)    Nature of Right.    Each Dividend Equivalent Right shall represent the right to receive amounts based on the dividends declared on Shares as of all dividend payment dates during the term of the Dividend Equivalent Right as determined by the Committee. Unless otherwise determined by the Committee, a Dividend Equivalent Right shall expire upon termination of the Participant's Continuous Service, provided that a Dividend Equivalent Right that is granted as part of another Award shall expire only when the Award is settled or otherwise forfeited.

        (b)    Settlement.    Unless otherwise provided in an Award Agreement, Dividend Equivalent Rights shall be paid out on the (i) on the date dividends are paid to the Company's shareholders if the Award occurs on a stand-alone basis, and (ii) on the vesting or later settlement date for another Award if the Dividend Equivalent Right is granted as part of it. Payment of all amounts determined in accordance with this Section shall be in Shares, with cash paid in lieu of fractional Shares, provided that the Committee may instead provide in an Award Agreement for cash settlement of all or part of the Dividend Equivalent Rights. Only the Shares actually issued pursuant to Dividend Equivalent Rights shall count against the limits set forth in Section 3 above.

        (c)    Other Terms.    The Committee may impose such other terms and conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion as reflected by the terms of the Award Agreement. The Committee may establish a program under which Dividend Equivalent Rights may be granted in conjunction with other Awards. The Committee may also authorize, for any

Participant or group of Participants, a program under which the payments with respect to Dividend Equivalent Rights may be deferred pursuant to the terms and conditions determined under Section 9 above.

        11.    Taxes; Withholding.

        (a)    General Rule.    Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards including without limitation any taxes or penalties arising under Code Section 409A, and neither the Company, any Affiliate, nor any of their employees, directors, or agents shall have any obligation to mitigate, indemnify, or to otherwise hold any Participant harmless from any or all of such taxes. The Company's obligation to deliver Shares (or to pay cash) to Participants pursuant to Awards is at all times subject to their prior or coincident satisfaction of all required Withholding Taxes. Except to the extent otherwise either provided in an Award Agreement or thereafter authorized by the Committee, the Company or any Affiliate will satisfy required Withholding Taxes that the Participant has not otherwise arranged to settle before the due date thereof —

  (i)
  first from withholding the cash otherwise payable to the Participant pursuant to the Award;

  (ii)
  then by withholding and cancelling the Participant's rights with respect to a number of Shares that (A) would otherwise have been delivered to the Participant pursuant to the Award, and (B) have an aggregate Fair Market Value equal to the Withholding Taxes (such withheld Shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of the withholding); and

  (iii)
  finally, withholding the cash otherwise payable to the Participant by the Company.

The number of Shares withheld and cancelled to pay a Participant's Withholding Taxes will be rounded up to the nearest whole Share sufficient to satisfy such taxes, with cash being paid to the Participant in an amount equal to the amount by which the Fair Market Value of such Shares exceeds the Withholding Taxes.

        (b)    U.S. Code Section 409A.    To the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Code Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate (i) to exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) to comply with the requirements of Code Section 409A and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

        (c)    U.S. Code Section 280G.    If any accelerated vesting, benefits or payments received or realized by a Participant pursuant to an Award either alone or together with other accelerated vesting, benefits or payments that the Participant receives or realizes or is then entitled to receive or realize from the Company or any of its affiliates would constitute an "excess parachute payment" within the meaning of Section 280G of the Code, the accelerated vesting, benefits or payments provided to the Participant under the Award will be reduced by reducing the amount of accelerated vesting, benefits or payments payable to the Participant to the extent necessary so that no portion of the Participant's accelerated vesting, benefits or payments will be subject to the excise tax imposed by Section 4999 of the Code and any corresponding and/or applicable state law provision. Notwithstanding the foregoing, a reduction will be made under the previous sentence only if, by reason of that reduction, the Participant's net after tax benefit exceeds the net after tax benefit he or she would realize if the reduction were not made. For purposes of this paragraph, "net after tax benefit" means the sum of (i) the total amount received or realized by the Participant pursuant to the Award that would constitute a "parachute payment" within the meaning of Section 280G of the Code, plus (ii) all other accelerated vesting, payments or benefits that the Participant receives or realizes or is then entitled to receive or realize from the Company and any of its affiliates that would constitute a "parachute payment" within the meaning of Section 280G of the Code and any corresponding and applicable state law provision, less (iii) the amount of federal and state income taxes payable with respect to the payments or benefits described in (i) and (ii) above calculated at the maximum marginal individual income tax rate for each year in which payments or benefits are realized by the Participant (based upon the rate in effect for that year as set forth in the Code at the time of the first receipt or realization of the foregoing), less (iv) the amount of excise taxes imposed with respect to the payments or benefits described in (i) and (ii) above by Section 4999 of the Code and any corresponding and applicable state law provision.

        (d)    Unfunded Tax Status.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant's rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the collection of benefits as they come due. Neither the Participant nor the Participant's duly-authorized transferee or Beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company.

        12.    Non-Transferability of Awards.

        (a)    General.    Except as set forth in this Section, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a death Beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, by the duly-authorized legal representative of a holder who is Disabled, or by a transferee permitted by this Section.

        (b)    Limited Transferability Rights.    The Committee may in its discretion provide in an Award Agreement that an Award in the form of a Non-ISO, Share-settled SAR, Restricted Shares, or Performance Shares may be transferred to a Permitted Transferee (as defined below), subject to the following terms and conditions and such other terms and conditions as the Committee may provide in the Award Agreement: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws, (C) satisfy any tax withholding and reporting requirements associated with the Award and (D) evidence the transfer. For purposes of this Section 12(b), "Permitted Transferee" shall mean, with respect to a Participant, any "family member" of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Committee after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

        (c)    Death.    In the event of the death of a Participant, any outstanding Awards issued to the Participant shall automatically be transferred to the Participant's Beneficiary (or, if no Beneficiary is designated or surviving, to the person or persons to whom the Participant's rights under the Award pass by will or the laws of descent and distribution).

        13.    Change in Capital Structure; Change in Control; Etc.

        (a)    Changes in Capitalization.    The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the exercise or other price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, merger, consolidation, change in form of organization, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may (and shall if the Company is not the surviving entity or the Shares are otherwise no longer outstanding) provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including cash or securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of cash or securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

        (b)    Dissolution or Liquidation.    In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such dissolution or liquidation, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

        (c)    Change in Control.    In the event of a Change in Control but subject to the terms of any Award Agreements or employment-related agreements between the Company or any Affiliates and any Participant, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor company or a parent or subsidiary of such successor company (in each case, the "Successor Company") upon consummation of the transaction. Notwithstanding the foregoing, instead of having outstanding Awards be assumed or replaced with equivalent awards by the Successor Company, the Committee may in its sole and absolute discretion and authority (and where so stated shall), without obtaining the approval or consent of the Company's shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions (with respect to any or all of the Awards, and with discretion to differentiate between individual Participants and Awards for any reason):

            (i)  (A) to the extent required pursuant to the terms of an employment agreement between the Company and a Participant that was in effect on February 8, 2012, or (B) if an Award is not assumed or substituted by the Successor Company or the stock or securities to be subject to any Award that would be so assumed or substituted is not publicly traded on an established securities market (excluding any transaction where the Successor Company is a subsidiary of a parent corporation whose shares or securities are publicly traded on an established securities market and the assumed or substituted Awards are subject to such shares or securities in the parent corporation), the Committee may (and shall with respect to Awards granted pursuant to any employment agreement that was filed in connection with the Plan of Reorganization) accelerate the vesting of such Awards so that Awards shall fully vest (and, to the extent applicable, become fully exercisable) immediately prior to consummation of the Change in Control (or, if earlier and applicable, a record date necessary for the Company's shareholders of record to receive the consideration payable in connection with the Change in Control) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued pursuant to an Award shall lapse as to the Shares subject to such repurchase right;

           (ii)  arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding vested Awards (with the Committee determining the amount payable to each Participant based on the fair market value, on the date of the Change in Control, of the Award being cancelled, based on any reasonable valuation method selected by the Committee and, if the consideration payable to the Company or its shareholders in connection with the Change in Control is all cash, vested Options and SARs that have a per Share exercise price greater than the Fair Market Value per Share immediately prior to the consummation of the Change in Control may be cancelled for zero consideration);

          (iii)  except as forth in clause (i) of Section 13(c), terminate all or some unvested Awards upon the consummation of the transaction. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation;

          (iv)  make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 13 above.

Notwithstanding the above and unless provided otherwise in an Award Agreement or in an employment agreement with the Participant, in the event a Participant is Involuntarily Terminated on or within 12 months (or other period set forth in an Award Agreement) following a Change in Control, then any Award that is assumed or substituted pursuant to this Section above shall accelerate and become fully vested (and become exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's Involuntary Termination, unless an Award Agreement provides otherwise.

        (d)    Extraordinary Cash Dividends.    In the event of an extraordinary cash dividend or distribution by the Company, the Committee shall, in such manner as it in good faith deems equitable on such terms and conditions determined by the Committee in order, in each case, to substantially preserve the value, rights and benefits of such outstanding Options and SARs (provided, however, without limiting the foregoing, the Committee may in its sole discretion determine to apply this Section 13(d) only to those Options and SARs which are not exercisable at the time of such extraordinary cash dividend or distribution to the extent necessary to comply with Code Section 409A) (i) adjust the number of Shares subject to any outstanding Option or SAR, (ii) adjust the exercise price with respect to any outstanding Option or SAR, and/or (iii) make a cash payment to the holder of the Option or SAR. For purposes of the foregoing, an "extraordinary cash dividend or distribution" shall include any special cash dividend or any substantial increase in the quarterly dividend rate payable on the Shares.

        14.    Termination, Rescission and Recapture of Awards.

        (a)   Each Award under the Plan is intended to align the Participant's long-term interests with those of the Company. Accordingly, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards ("Termination"), rescind any exercise, payment or delivery pursuant to the Award ("Rescission"), or recapture any Shares (whether restricted or unrestricted) or proceeds from the Participant's sale of Shares issued pursuant to the Award ("Recapture"), if the

Participant does not comply with the conditions of subsections (b), (c), and (e) hereof (collectively, the "Conditions").

        (b)   A Participant shall not, without the Company's prior written authorization, disclose to anyone outside the Company, or use in other than the Company's business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

        (c)   Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

        (d)   Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant's then-current employer or any entity for which the Participant performs business services and the Participant's title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

        (e)   If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions, (ii) a Participant has breached any non-competition, non-solicitation, conflict of interest or duty of loyalty covenant in any written employment-related agreement between the Participant and the Company, or (iii) to the extent a Participant does not have an employment-related agreement with the Company with the covenants described in clause (ii) and the Participant during his or her Continuous Service, or within one year after its termination for any reason (x) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (y) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (z) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant's relevant Awards, Shares, and the proceeds thereof.

        (f)    Within ten days after receiving notice from the Company of any such activity described in Section 14(e) above, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant's Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

        (g)   Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company's authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b), (c), or (e) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under Applicable Law.

        (h)   All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

        (i)    If any provision within this Section is determined to be unenforceable or invalid under any Applicable Law, such provision will be applied to the maximum extent permitted by Applicable Law, and shall automatically be deemed amended in a manner consistent with its objectives and any limitations required under Applicable Law.

        15.    Recoupment of Awards.    Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company's shareholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted under this Plan ("Reimbursement"), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, if and to the extent —

          (a)   the granting, vesting, or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

          (b)   in the Committee's view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and

          (c)   a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in clause (b) of this Section.

In each instance, the Committee will, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

        16.    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        17.    Administration of the Plan.    The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee, the Board shall function as the Committee for all purposes of the Plan.

        (a)    Committee Composition.    The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more executive officers to make Awards to Eligible Persons other than themselves. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

        (b)    Powers of the Committee.    Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

            (i)  to grant Awards and to determine Eligible Persons to whom Awards shall be granted from time to time, and the number of Shares, units, or dollars to be covered by each Award;

           (ii)  to determine, from time to time, the Fair Market Value of Shares;

          (iii)  to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

          (iv)  to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

           (v)  to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

          (vi)  to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, to cancel, or to waive the Company's rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

         (vii)  in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Award, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system; and

        (viii)  to make all interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

        Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Directors or Employees.

        (c)    Local Law Adjustments and Sub-plans.    To facilitate the making of any grant of an Award under this Plan, the Committee may adopt rules and provide for such special terms for Awards to Participants who are located within the United States, foreign nationals, or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of shares, as may be appropriate, required or applicable to particular locations and countries.

        (d)    Action by Committee.    Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other employee of the Company or any Affiliate, the Company's independent certified public accounts, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        (e)    Deference to Committee Determinations.    The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee's interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, and all determination the Committee makes pursuant to the Plan shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

        (f)    No Liability; Indemnification.    Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who in good faith takes action on behalf of the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney's fees) arising out of their good faith performance of duties on behalf of the Plan. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

        (g)    Expenses.    The expenses of administering the Plan shall be borne jointly and severally by the Company and its Affiliates.

        18.    Modification of Awards and Substitution of Options.    Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised, to accelerate the vesting of any Award, to extend or renew outstanding Awards, to accept the cancellation of outstanding Awards to the extent not previously exercised, or to make any change that the Plan would permit for a new Award. However, neither the Company nor the Committee shall, without shareholder approval, either (a) allow for a "repricing" within the meaning of federal securities laws applicable to proxy statement disclosures, or (b) cancel an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing, no modification of an outstanding Award may materially and adversely affect a Participant's rights thereunder unless either (i) the Participant provides written consent to the modification, (ii) the amendment is required by Applicable Law or (iii) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.

        19.    Plan Amendment and Termination.    The Board may amend or terminate the Plan as it shall deem advisable; plan amendments shall be subject to approval of the Company's shareholders to the extent the Board determines such approval is required by Applicable Laws. A termination or amendment of the Plan shall not materially and adversely affect a Participant's rights under an Award previously granted to him or her, unless the Participant consents in writing to such termination or amendment or, the case of an amendment, the amendment is required by Applicable Law. Furthermore, neither the Company nor the Committee shall, without shareholder approval, either (a) allow for a "repricing" within the meaning of federal securities laws applicable to proxy statement disclosures, or (b) cancel an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price or granting a replacement award of a different type.

        20.    Term of Plan.    If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date ten years after its effective date as determined under Section 1(b) above. No Awards shall be made under the Plan after its termination.

        21.    Governing Law.    The terms of this Plan shall be governed by the laws of the State of Delaware, within the United States of America, without regard to the State's conflict of laws rules.

        22.    Laws and Regulations.

        (a)    General Rules.    This Plan, the granting of Awards, the exercise of Options and SARs, and the obligations of the Company hereunder (including those to pay cash or to deliver, sell or accept the surrender of any of its Shares or other securities) shall be subject to all Applicable Law. In the event that any Shares are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Company may require, as a condition to their issuance or delivery, that the persons to whom the Shares are to be issued or delivered make any written representations and warranties (such as that such Shares are being acquired by the Participant for investment for the Participant's own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares) that the Committee may reasonably require, and the Committee may in its sole discretion include a legend to such effect on the certificates representing any Shares issued or delivered pursuant to the Plan.

        (b)    Black-out Periods.    Notwithstanding any contrary terms within the Plan or any Award Agreement, the Committee shall have the absolute discretion to impose a "blackout" period on the exercise of any Option or SAR, as well as the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent that the Committee determines that doing so is either desirable or required in order to comply with applicable securities laws.

        23.    No Shareholder Rights.    Neither a Participant nor any transferee or Beneficiary of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to such Participant, transferee, or Beneficiary for such Shares in accordance with the Company's governing instruments and Applicable Law. Prior to the issuance of Shares or Restricted Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award (unless otherwise provided in the Award Agreement for Restricted Shares), notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan or an Award Agreement.

Appendix I: Definitions

        As used in the Plan, the following terms have the meanings indicated when they begin with initial capital letters within the Plan:

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

        "Applicable Law" means the legal requirements relating to the administration of options and share-based plans under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

        "Award" means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a RSU, an Unrestricted Share, a DSU, a Performance Award, or Dividend Equivalent Rights, or any combination thereof, whether alternative or cumulative.

        "Award Agreement" means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

        "Beneficiary" means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant's rights with respect to an Award or receive payment or settlement under an Award after the Participant's death.

        "Board" means the Board of Directors of the Company.

        "Cause" means (unless a different meaning is set forth in the Participant's Award Agreement or employment agreement with the Company in which case that definition shall apply) (A) a Participant's willful and continuing failure (except where due to physical or mental incapacity) to substantially perform his or her duties, which is not remedied within fifteen (15) days after receipt of written notice from the Company specifying such failure; (B) a Participant's willful malfeasance or gross neglect in the performance of his or her duties resulting in material harm to the Company; (C) a Participant's conviction of, or plea of guilty or nolo contendere to, a felony or a misdemeanor involving moral turpitude; (D) the commission by a Participant of an act of fraud or embezzlement against the Company or any Affiliate; or (E) a Participant's willful material breach of any material provision of the Participant's employment agreement with the Company, if any, (as determined in good faith by the Board) which is not remedied within fifteen (15) days after (I) receipt of written notice from the Company specifying such breach and (II) the opportunity to appear before the Board. For purposes of the preceding sentence, no act or failure to act by the Participant shall be considered "willful" unless done or omitted to be done by the Participant in bad faith or without reasonable belief that the Participant's action or omission was in the best interests of the Company.

        "Change in Control" means: (A) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding (x) any employee benefit plan of the Company and (y) any Permitted Holder), is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only through the passage of time), directly or indirectly, of more than thirty-five percent (35%) of the voting stock of the Company; (B) any transaction, including without limitation any merger, consolidation, tender offer or other transaction (whether effected by the Company or by any other person) or any action (such as a deregistration or delisting of the securities of the Company) taken by the Company or any of its affiliates, the result of which is, in either case, that (1) the Company is no longer a reporting company under the Exchange Act, or (2) the Company Stock is no longer listed on a national securities exchange; (C) at any time, the Continuing Directors (as defined below) cease for any reason to constitute at least a majority of the Board; (D) a direct or indirect sale or other transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, or (E) any merger, consolidation or like business combination or reorganization of the Company, the consummation of which would result in either (x) the occurrence of any event described in clause (A) above, or (y) the voting securities of the Company outstanding immediately prior to the consummation of such merger, consolidation or like business combination or reorganization not representing (either by remaining outstanding or by being converted into voting securities of the applicable surviving or other entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving or other entity outstanding immediately after such merger, consolidation or like business combination or reorganization; provided, however, that the consummation of the transactions contemplated by the Plan of Reorganization shall not be deemed to constitute a "Change in Control" as of the Effective Date.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means the Compensation Committee of the Board or its successor, provided that the term "Committee" means (i) the Board when acting at any time in lieu of the Committee, (ii) with respect to any decision involving an Award intended to satisfy the requirements of Code Section 162(m), a committee consisting of two or more Directors of the Company who are "outside directors" within the meaning of Code Section 162(m), and (iii) with respect to any decision relating to a Reporting Person, a committee consisting of solely of two or more Directors who are disinterested within the meaning of Rule 16b-3.

        "Company" means Six Flags Entertainment Corporation, a Delaware corporation; provided that in the event the Company reincorporates to another jurisdiction, all references to the term "Company" shall refer to the Company in such new jurisdiction.

        "Company Stock" means common stock, $0.025 par value, of the Company. In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 13), the Shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

        "Consultant" means any person (other than an Employee or Director), including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

        "Continuing Directors" shall mean, as of any date of determination, any member of the Board who (i) was a member of the Board on the Effective Date or (ii) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

        "Continuous Service" means a Participant's period of service in the absence of any interruption or termination, as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) transfers between locations of the Company or between the Company and its Affiliates. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service if the individual continues to perform bona fide services for the Company. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

        "Deferred Share Units" or "DSUs" mean Awards pursuant to Section 8 of the Plan.

        "Director" means a member of the Board, or a member of the board of directors of an Affiliate.

        "Disabled" means for an ISO, the Participant is disabled within the meaning of Code section 22(e)(3) and for any other Award means a condition under which a Participant —

          (a)   is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

          (b)   is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company.

        "Dividend Equivalent Rights" means Awards pursuant to Section 10 of the Plan, which may be attached to other Awards.

        "Eligible Person" means any Consultant, Director, or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

        "Employee" means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

        "Employer" means the Company and each Subsidiary and Affiliate that employs one or more Participants.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means the fair market value of the Company Stock as of such date based on the then prevailing prices of the Company Stock on the New York Stock Exchange, the American Stock Exchange, NASDAQ or such other stocks exchange as the Company Stock is then listed for trading (and, if none, as determined by the Committee in good faith based on relevant facts and circumstances).

        "Grant Date" means the later of (i) the date designated as the "Grant Date" within an Award Agreement, and (ii) date on which the Committee determines the key terms of an Award, provided that as soon as reasonably practical thereafter the Committee or its authorized delegate both notifies the Eligible Person of the Award and enters into an Award Agreement with the Eligible Person. For Awards granted on or immediately after the Effective Date, the order of the Bankruptcy court confirming the Company's Plan of Reorganization shall be deemed to constitute the date on which the Committee determines the key terms of such Awards.

        "Incentive Stock Option" (or "ISO") means, an Option that qualifies for favorable income tax treatment under Code Section 422.

        "Involuntary Termination" means termination of a Participant's Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within one year following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant's work site to a facility or location more than 60 miles from the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in Participant's total cash compensation, other than as part of an reduction by a substantially similar percentage in the total cash compensation of all other similarly-situated Employees or Directors, as applicable.

        "Non-ISO" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement.

        "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

        "Participant" means any Eligible Person who holds an outstanding Award.

        "Performance Awards" mean Awards granted pursuant to Section 9.

        "Performance Unit" means an Award granted pursuant to Section 9(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

        "Permitted Holders" shall have the meaning set forth in the Exit Facility (as defined in the Plan of Reorganization) as in effect on the Effective Date.

        "Person" means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

        "Plan" means this Six Flags Entertainment Corporation Long-Term Incentive Plan.

        "Recapture" and "Rescission" have the meaning set forth in Section 14 of the Plan.

        "Reimbursement" has the meaning set forth in Section 15 of the Plan.

        "Reporting Person" means an Employee, Director, or Consultant who is subject to the reporting requirements set forth under Rule 16b-3.

        "Restricted Share" means a Share of Company Stock awarded with restrictions imposed under Section 7.

        "Restricted Share Unit" or "RSU" means a right granted to a Participant to receive Shares or cash upon the lapse of restrictions imposed under Section 7.

        "Retirement" means a Participant's termination of employment after age 60.

        "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

        "SAR" or "Share Appreciation Right" means a right to receive amounts awarded under Section 6.

        "Share" means a share of Common Stock of the Company, as adjusted in accordance with Section 13 of the Plan.

        "Subsidiary" of the Company shall mean: any corporation of which the Company owns, directly or indirectly, more than fifty percent (50%) of the voting stock

        "Ten Percent Holder" means a person who owns (within the meaning of Code Section 422) stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company.

        "Unrestricted Shares" mean Shares (without restrictions) awarded pursuant to Section 7 of the Plan.

        "Withholding Taxes" means the aggregate minimum amount of federal, state, local and foreign income, payroll and other taxes that the Company and any Affiliates are required to withhold in connection with any Award.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 1, 2012.

Vote by Internet

• Go to www.envisionreports.com/SIX

• Or scan the QR code with your smartphone

• Follow the steps outlined on the secure website

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3.

1.	Election of Directors:	For	Withhold

	01 - John W. Baker	☐	☐

	02 - Kurt M. Cellar	☐	☐

	03 - Charles A. Koppelman	☐	☐

	04 - Jon L. Luther	☐	☐

	05 - Usman Nabi	☐	☐

	06 - Stephen D. Owens	☐	☐

	07 - James Reid-Anderson	☐	☐

	08 - Richard W. Roedel	☐	☐

	For	Against	Abstain
2.	To approve the Company’s Long-Term Incentive Plan as amended to increase the number of shares available for issuance under such plan. ☐	☐	☐

3.	Ratification of KPMG LLP as the Company’s independent public accounting firm for the year ending December 31, 2012. ☐	☐	☐

4.	Such other business as may properly come before the Annual Meeting and any adjournment thereof.

B  Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting. ☐

C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

2012 Annual Meeting of

Six Flags Entertainment Corporation Stockholders

May 2, 2012, 3:00 p.m. EDT

The Yale Club of New York City

50 Vanderbilt Avenue, New York, New York 10017

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Six Flags Entertainment Corporation

Notice of 2012 Annual Meeting of Stockholders

The Yale Club of New York City, 50 Vanderbilt Avenue, New York, New York 10017

Proxy Solicited by Board of Directors for Annual Meeting - May 2, 2012, at 3:00 p.m. EDT

Lance C. Balk and Walter S. Hawrylak, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Six Flags Entertainment Corporation to be held on May 2, 2012 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)